Evergreen

International
and Global Growth Funds









April 30, 1998

Semiannual Report

                               Table of Contents




Letter to Shareholders .....................   1
Evergreen Emerging Markets Growth
Fund
   Fund at a Glance ........................   2
   Portfolio Manager Interview .............   3
Evergreen Global Leaders Fund
   Fund at a Glance ........................   5
   Portfolio Manager Interview .............   6
Evergreen International Equity Fund
   Fund at a Glance ........................   9
   Portfolio Manager Interview .............  10
Financial Highlights
   Evergreen Emerging Markets Growth
      Fund .................................  12
   Evergreen Global Leaders Fund ...........  14
   Evergreen International Equity Fund .....  16


Schedules of Investments
   Evergreen Emerging Markets Growth
      Fund .................................  18
   Evergreen Global Leaders Fund ...........  22
   Evergreen International Equity Fund .....  27
Statements of Assets and Liabilities .......  32
Statements of Operations ...................  33
Statements of Changes in Net Assets --
   Six Months Ended April 30, 1998
      (Unaudited) ..........................  34
Statements of Changes in Net Assets --
   For the Year Ended October 31, 1997 .....  35
Combined Notes to Financial
  Statements ...............................  36
Additional Information .....................  42

--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds:    ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed

                       Evergreen Funds Distributor, Inc.

        International investing involves increased risk and volatility.

                            Letter to Shareholders


                                   June 1998


                                Dear Shareholders:


                                Investing in the global  markets  during  recent
    (Photo of                   months  has been  nothing,  if not  interesting.
     William M. Ennis)          Fortunately for most investors, it also has been
                                rewarding.

    William M. Ennis            In general, the world stock markets had a
    Managing Director           buoyant run during the six months ending
                                April 30, 1998, the period of this semiannual
report. Led by the continued health of the U.S. economy and by the very strong economic recovery in Western Europe, most markets posted strong gains, as evidenced by the 18.86% return of the Morgan Stanley Capital International
(MSCI) World Index. The exceptions, of course, were in Asia and the emerging markets. The financial and currency crisis that erupted in October 1997 throughout the Pacific Basin has been persistent in its effects in the region. Equity investments in Japan, Hong Kong and other Asian nations have been challenging, to say the least. These problems have tarnished other emerging markets, most notably in Latin America, despite good long-term prospects.

Large Cap Leadership

During the six months, the leadership in both the United States and Western Europe has been maintained by the large, well-established, "blue chip" companies that have been able to improve earnings, take advantage of their visibility, and, in many cases, strengthen themselves through strategic acquisitions. These large-cap companies have also attracted the major share of the new investment dollars in their markets. Smaller and mid-sized companies, as a group, have not enjoyed as strong stock performance, although recent stock price valuations have been very attractive for smaller companies, especially for those that have shown an ability to improve their earnings.

The general strength of the world's equity markets, even with the exceptions highlighted by the Asian crisis, demonstrates the importance of global diversification of an investment portfolio. At Evergreen, we strongly believe most growth-oriented investors should have at least part of their stock investments in global or international funds, both to take advantage of opportunities not available in the United States and to increase the diversification and risk control of their overall portfolios.

We are very pleased to offer a strong group of international and global funds, each of which has its own distinct strategy, reflecting the varying objectives, and risk tolerances of different investors. In the following pages, we present specific reports on the management and performance of Evergreen International and Global Growth Funds for the six-month period.

The Evergreen Commitment

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances.

We can assist by providing the information you need about our funds. If you have any questions about the Evergreen International and Global Growth Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis


William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                          Emerging Markets Growth Fund


                     Fund at a Glance as of April 30, 1998

In a period of great volatility, we tried to preserve capital by being relatively defensive.
                                   Portfolio
                                  Management
                    ----------------------------------------



                             (Photo of Gilman Gunn)


                                  Gilman Gunn
                            Tenure: September 1997
            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE





                                   Morningstar's   Style   Box  is  based  on  a
                                   portfolio date as of 3/31/98.

     (Graphic)                     The Equity Style Box  placement is based on a
                                   fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                              Class A      Class B     Class C     Class Y
Inception Date                 9/6/94       9/6/94      9/6/94     9/6/94
 ..........................................................................
Average Annual Returns
 ..........................................................................
6 months with sales charge      5.12%        5.10%       9.11%      n/a
 ..........................................................................
6 months w/o sales charge      10.36%       10.10%      10.11%     10.40%
 ..........................................................................
1 year with sales charge        9.39%        9.15%      13.16%      n/a
 ..........................................................................
1 year w/o sales charge        14.84%       14.15%      14.16%     15.10%
 ..........................................................................
3 years                        11.98%       12.28%      13.08%     14.05%
 ..........................................................................
Since Inception                 1.54%        1.49%       2.25%      3.12%
 ..........................................................................
Maximum Sales Charge            4.75%        5.00%       1.00%      n/a
                              Front End      CDSC        CDSC
 ..........................................................................
6-month income dividends per
  share                           --           --          --     $ 0.01
 ..........................................................................
6-month capital gain
  distributions per share     $ 0.25       $ 0.25      $ 0.25     $ 0.25
 ..........................................................................

*Adjusted for maximum sales charge.

[PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

                         9/94       4/95      10/95          4/96      10/96          4/97      10/97          4/98

Class A Shares           9,525     7,341      7,701         8,992       8,296         9,424     9,807         10,823
MSEMI                   10,000     7,788      7,725         8,729       8,121         8,924     7,284          7,544
MSEAFEI                 10,000    10,479     10,328        11,710      11,444        11,640    12,007         13,879
CPI                     10,000    10,167     10,288        10,453      10,596        10,723    10,817         10,877


Comparison of a $10,000 investment in Evergreen Emerging Markets Fund, Class A shares, versus a similar investment in the Morgan Stanley Emerging Markets Index (MSEMI), the Morgan Stanley Europe, Australia, and Far East Index
(MSEAFEI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MS EMI and the MS EAFEI are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Emerging Markets Growth Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the six-month period?


     In a period of significant volatility in the emerging markets, the Fund performed very well. For the six months ending April 30, 1998, the Fund's Class A shares had a total return of 10.36%, while Class B and Class C shares had returns of 10.10% and 10.11% respectively. These returns are unadjusted for sales charges. Class Y shares had a return of 10.40%. During the same six-month period, the Morgan Stanley Capital International Emerg ing Markets Index had a return of 3.64%.

                            Portfolio Characteristics
                            -------------------------


                         Total Net Assets     $79,708,379

                         Number of Holdings           104

--------------------------------------------------------------------------------
     What factors contributed to this good, relative performance?


     In a period of great volatility, we tried to preserve capital by being relatively defensive. We managed risk by increasing cash, cutting losses and lowering the weighting in Asia. We also trimmed back somewhat in Latin America. Cash, which has been as high as 43% of net assets at times during the period, was still at 11% of assets at the end of the period on April 30.


     We also were helped by being in a few markets that did very well, most specifically Portugal, Greece and Hungary. In both Portugal and Greece, we took profits and cut back our exposure when we believed prices were high after extremely strong market rallies. In Greece, for example, we have reduced our weighting from 10% to less than 3%. In Portugal, the weighting was also reduced to approximately 9% at the end of the period and was down to 6 1/2% by mid-May, after the period ended. Even though we like to be long-term investors, the emerging markets have been so volatile that we have tried to be nimble to avoid some of this volatility.

                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)


       Brazil                                                            18.8%

       United States                                                     17.2%

       Portugal                                                           8.9%

       Mexico                                                             8.0%

       South Africa                                                       7.0%

       Egypt                                                              5.1%

       Hungary                                                            4.5%

       Israel                                                             4.3%

       Hong Kong                                                          3.7%

       Argentina                                                          3.7%

       India                                                              2.7%

       Greece                                                             2.6%

       Spain                                                              2.5%

       Other countries                                                   11.0%

       Portfolio composition subject to change.


--------------------------------------------------------------------------------
     What were your principal strategies during the period?


     Our largest single country weighting has been in Brazil, which was at 18.8% of net assets at the end of the period. While we want to take advantage of opportunities from privatization in Brazil, there continues to be concern about the Brazilian currency and internal political issues. We also have a fair representation in Mexico, where valuations are reasonable.


     Our largest regional weighting has been in the Europe, Middle East and Africa (EMEA) region, which combined accounted for 44.1% of net assets at the close of the period. We have just started investing in Israel, where there are particularly attractive opportunities among technology companies.


     By industry, we have concentrated on fairly defensive areas within the context of investing in emerging markets. As a result, telecommunications companies account for the largest portion at 16.3% of net assets, followed

                                   EVERGREEN
                          Emerging Markets Growth Fund


                          Portfolio Manager Interview

     by finance & insurance (12.4%), food and beverage products (7.4%) building materials and construction (6.9%), and diversified companies (5.8%).


     We do not hedge currency in the Evergreen Emerging Markets Fund because we consider the currency outlook as a major factor when deciding whether to invest in a country or region. If there were a major risk of devaluation, we would prefer to pass on that equity market. The uncertain currency outlook is one reason the Fund's Asian emphasis remains low, at 9.5% at the close of the fiscal period.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)


       Liberty Life Association of Africa, Ltd.                           3.5%

       Companhia Riograndense de Telecomunica                             3.5%

       Rembrandt Group Ltd.                                               2.7%

       Transportadora de Gas del Sur SA, ADR ("TGS")                      2.6%

       Campofrio Alimentacion SA                                          2.5%

       Banco Comercial Portugues SA, ADR                                  2.2%

       Telecomunicaoes de Sao Paulo SA                                    2.1%

       Portugal Telecom SA, ADR                                           2.0%

       Companhia Energetica de Minas Gerais,
        ADR ("CEMIG")                                                     1.9%

       Teva Pharmaceutical Industries, Ltd., ADR                          1.9%

       Portfolio composition subject to change.


--------------------------------------------------------------------------------
     What were some of the companies that helped performance?


     The Fund's largest holding, Liberty Life of South Africa, has been a very strong contributor to performance. While its principal business is life insurance, the company also has significant investments in South African industrial companies. The company has benefited from re-structuring in the life insurance industry, in which it is a dominant factor. It also has been selling some of its industrial investments. We believe the company, whose stock has been inexpensive, has very strong growth potential.


     Another interesting investment is Bank Hapoalim of Israel. One of the dominant financial institutions in Israel, Bank Hapoalim has had a change in ownership within the past year. It now is controlled by a group led by Abran Harel, the chief executive of Carnival Cruise Lines. We believe this is a good quality company selling at a very cheap price that should do very well with new owners.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)


       Telecommunications Services & Equipment                           16.3%

       Finance & Insurance                                               12.4%

       Food & Beverage Products                                           7.4%

       Building, Construction & Furnishings                               6.9%

       Diversified Companies                                              5.8%

--------------------------------------------------------------------------------
     What is your outlook?


     We expect continued volatility in the emerging markets, and we will take a prudent, low-risk approach. In particular, we expect the economic problems in Asia to continue, so we will be particularly cautious there.


     In general, we expect to be focusing on the emerging markets in Europe, the Middle East and Africa. We also will be looking at special situations in Latin America, particularly in opportunities from privatization of former public enterprises in Brazil.

                                   EVERGREEN
                              Global Leaders Fund

                     Fund at a Glance as of April 30, 1998

We had a continuance of the strong fundamental backdrop for equity investing from both domestic and most foreign markets.
                                   Portfolio
                                   Management
                    ----------------------------------------


                          (Photo of Stephen A. Lieber)


                               Stephen A. Lieber
                             Tenure: November 1995




                           (Photo of Edwin D. Miska)

                                 Edwin D. Miska
                             Tenure: November 1995





             -------------------------------------------------------
                            CURRENT INVESTMENT STYLE




                                   Morningstar's   Style   Box  is  based  on  a
                                   portfolio date as of 3/31/98.

       (Graphic)                   The Equity Style Box  placement is based on a
                                   fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                           Class A     Class B     Class C     Class Y
Inception Date              6/3/96      6/3/96      6/3/96     11/1/95
 ........................................................................
Average Annual Returns
 ........................................................................
6 months with sales charge   11.60%      11.76%      15.70%       n/a
 ........................................................................
6 months w/o sales charge    17.17%      16.76%      16.70%      17.26%
 ........................................................................
1 year with sales charge     21.85%      22.00%      25.94%       n/a
 ........................................................................
1 year w/o sales charge      27.93%      27.00%      26.94%      28.20%
 ........................................................................
Since Inception              17.13%      17.45%      19.17%      21.16%
 ........................................................................
Maximum Sales Charge          4.75%       5.00%       1.00%       n/a
                           Front End      CDSC        CDSC
 ........................................................................
6-month capital gain
  distributions per share  $ 0.06      $ 0.06      $ 0.06      $ 0.06

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH


[Performance Graph appears here with the following plot points]


                    6/96      7/96      10/96          1/97      4/97      7/97      10/97          1/98      4/98
Class A Shares       9,525     9,331     10,048        10,505    10,573    12,303    11,543         12,058    13,525
MSCIWI              10,000     9,699     10,271        10,807    11,071    12,915    12,043         12,757    14,340
CPI                 10,000    10,030     10,116        10,167    10,237    10,257    10,327         10,327    10,384




Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class A Shares, versus a similiar investment in the Morgan Stanley Capital International World Index (MSCIWI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Morgan Stanley Capital International World Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Global Leaders Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the six-month period?

     The Evergreen Global Leaders Fund performed well. For the six-month period ending April 30, 1998, the Fund's Class A shares had a return of 17.17% while Class B and C Class shares had returns of 16.76% and 16.70%, respectively. These returns are unadjusted for sales charge. The Fund's Class Y shares had a return of 17.26% for the six months. These returns were in line with the strong performance of the world equity markets, as evidenced by the 18.10% return of the Morgan Stanley Capital International World Stock Index and the 16.65% return for the Lipper Global Funds average for the same six-month period. For the 12-month period, the Fund's Class Y shares returned 28.20%, compared to the 27.18% return of the Lipper Global Funds average. The healthy performance was helped both by stock selection and by country allocation strategies, which emphasized improving economies and de-emphasized trouble areas, most notably Asia.

                           Portfolio Characteristics
                           -------------------------


       Total Net Assets                                           $319,187,986

       Number of Holdings                                                  148

--------------------------------------------------------------------------------
     What was the investment environment like over the six months?


     We had a continuance of the strong fundamental backdrop for equity investing from both domestic and most foreign markets. As a whole, the world stock markets maintained their bull run, posting an extraordinary six-month record. The continued resilience of the U.S. economy led the global markets. Within the U.S., fears of higher interest rates remained subdued, while consumer demand strengthened, unemployment decreased and inflationary pressures were virtually non-existent. Internationally, the economic backdrop has begun to reflect improving fundamentals and corporate profit growth has begun to accelerate. The increasing earnings of foreign companies have been aided by a strong export-driven recovery supported by the strength of the U.S. dollar, which has helped the competitiveness of the products of foreign companies. At the same time, pessimism appears to be bottoming in the economies of the "Asian tigers," including Japan, Malaysia, Thailand and Indonesia. Market forces and government actions have stimulated the first, slow, painful steps toward the ultimate recovery in the Pacific Basin. With this as an ideal overall backdrop, 18 of the 24 developed nations in the MSCI World Index had positive returns for the six-month period, with many in double digits, in local currency terms.

                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)


       North America                                                     47.1%

       Europe                                                            44.9%

       Japan                                                              4.6%

       Far East                                                           3.4%

       Portfolio composition subject to change.

--------------------------------------------------------------------------------
     How did the investments in U.S.
     companies perform?

     The Fund had 33.4% of net assets invested in U.S. companies on April 30, approximately the same weighting as the 34.5% at the start of the period. These U.S. investments continued to be performance leaders, up 23.9% for the six months and 50.7% for 12 months. The Fund has continued to highlight 41 of the top multi-national and industry leaders from the U.S. Thirty-six of the 41 generated positive performance during the six months, with 19 posting returns of greater than 25%. The top performers continued to be leading names that have achieved outstanding returns on shareholders' equity, with consistently outstanding earnings growth over both the six-month and longer periods. These were from a variety of industry groups.

                                  EVERGREEN
                              Global Leaders Fund


                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)


       RWE -- AG                                                       2.6%

       Seven-Eleven Japan Co., Ltd.                                    2.4%

       SAP AG                                                          2.2%

       Bombardier, Inc., Cl. B                                         2.0%

       Nintendo Co., Ltd.                                              2.0%

       General Electric Co.                                            1.8%

       Hugo Boss AG                                                    1.8%

       Ems-Chemie Holding AG                                           1.8%

       Benetton Group SpA, ADS                                         1.7%

       Microsoft Corp.                                                 1.6%

       Portfolio composition subject to change.


--------------------------------------------------------------------------------
     What were some of the standout
     performers among U.S. companies?

     Among the best-performing, technology-related companies were Parametric Technology, up 47.6% and Microsoft Corp., up 39.7%. In the retail industries, the Gap, Inc., had a 44.8% return while Wal-Mart Stores, Inc., had a return of 44.1%. Among consumer products and services, Walt Disney Co. had a 50.9% return and Carnival Corp. had a 43.1% return. In the healthcare industry, the investment in Schering-Plough Corp., had a 42.7% return while Merck & Co. had a return of 34.7%.

     During the six months, the Fund made new commitments to investments in the Tribune Co., Maytag Corp., TRW Inc. and Campbell Soup Co. At the same time, the Fund realized a gain of 47.9% on sales of shares of Dover Corp. The merger-and-acquisition trend also continued to help performance. Shares of Dresser Industries rose 26.2% on news of a merger offer from Halliburton Corp.

--------------------------------------------------------------------------------
     How did the Fund's international investments do?


     The Fund's investments in foreign companies posted a solid 14.35% return for the six months and 19.91% for the 12 months. At the close of the fiscal period on April 30, 57.7% of Fund assets were invested in non-U.S. companies, illustrating our enthusiasm for foreign stocks, especially those of European companies. Investments in European companies posted the strongest returns, reflecting solid economic gains, low inflation, rising productivity and profits, falling national deficits, and the surges of investment assets into European equity markets. These trends were reflected in the very strong performance of holdings from a number of European companies. Investments in Italy had a leading 35.7% gain; followed by investments in Belgium, up 30.0%; Sweden, up 27.7%; France, up 26.4%; Germany, up 25.3%; Spain, up 23.8%; and the United Kingdom, up 18.3%.



--------------------------------------------------------------------------------
     What were some of the best-performing international stocks?


     The outstanding performers were based in Europe. Among the leading issues were: Vodafone Group Plc, a mobile phone operator in the United Kingdom, up 99.7%; SAP AG, a German software company, up 65.2%; Rentokil Group, the global industrial services giant based in the United Kingdom, which had a return of 59.4%; Italian apparel retailer Benneton Group SpA ADS, up 51.4%; Sodexho Alliance, a food services corporation based in France, up 46.6%; Legal and General Group, an insurer based in the United Kingdom, up 44.2%; and VNU, the Dutch publishing and broadcasting giant, which had a return of 42.3%. Other strong performers included: UCB SA, a Belgium-based pharmaceutical company, with a 38.4% return; specialty instruments firm Barco NV of Belgium, up 38.2%; and eyeglass frame manufacturer and retailer Luxottica Group SpA ADS of Italy, up 35.9%. French auto seat manufacturer Bertrand Faure was the beneficiary of a takeover offer from ECIA and netted the Fund a realized gain of 28%.

                                   EVERGREEN
                              Global Leaders Fund

                          Portfolio Manager Interview

     Several Canadian investments also were strong contributors to performance. The investment in Bombardier returned 41.0%, Dupont Canada returned 26.3% and the Fund's investment in Magna International, an auto parts manufacturer, had a 13.5% return since the Fund's investment in September 1997.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)


       Information Services & Technology                                 10.1%

       Healthcare Products & Services                                     9.8%

       Retailing & Wholesale                                              8.3%

       Food & Beverage Products                                           5.9%

       Consumer Products & Services                                       5.9%

--------------------------------------------------------------------------------
     How did the Asian investments do?


     It was a challenge to get positive returns from Asian investments, as the region's poor economic fundamentals outweighed the investment merits of outstanding individual companies. The Fund de-emphasized Asia in asset allocation during the period, lowering its overall weight to 8.0% in the current period, down from 12.2% at the previous fiscal year end. Of the investments that were held, those based in Hong Kong fell by 10.9% while those in Malaysia fell by 6.4% and those in Japan fell by 4.2%.



--------------------------------------------------------------------------------
     What do you expect to be your strategy looking forward?


     We expect to maintain the investment disciplines outlined in previous reports. Our strategy is to use careful stock selection through a strong quantitative, fundamental and valuation review, coupled with an active discipline to sell issues that no longer meet our investment criteria. We believe superior long-term performance can be achieved by investments in companies that consistently demonstrate sustained and visible profit growth in any economic environment and that can be purchased at attractive valuations. We intend to remain pro-active in identifying and investing in these companies in the context of changing global macro-economic, political and social conditions. We have been encouraged by the results during the six months of the period. While we recognize that achieving outstanding absolute results may be more challenging in a more subdued economic environment, we remain confident about prospects both domestically and abroad for the remainder of the year.

                                   EVERGREEN
                           International Equity Fund

                     Fund at a Glance as of April 30, 1998

The major area of strength for the Fund, and for international funds in general, was Europe.
                                   Portfolio
                                   Management
                    ----------------------------------------


                        (Photo of David C. Francis, CFA)


                             David C. Francis, CFA
                              Tenure: January 1998


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE




                                   Morningstar's   Style   Box  is  based  on  a
                                   portfolio date as of 3/31/98.
            (Graphic)
                                   The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A     Class B     Class C     Class Y
Inception Date              9/2/94     9/2/94        9/2/94     9/2/94
 ........................................................................
Average Annual Returns
 ........................................................................
6 months with sales charge    5.16%      4.98%         9.01%      n/a
 ........................................................................
6 months w/o sales charge    10.40%      9.98%        10.01%     10.45%
 ........................................................................
1 year with sales charge      5.54%      4.88%         8.91%      n/a
 ........................................................................
1 year w/o sales charge      10.80%      9.88%         9.91%     10.95%
 ........................................................................
3 years                       6.92%      7.01%         7.88%      8.95%
 ........................................................................
Since Inception               4.94%      4.90%         5.65%      6.59%
 ........................................................................
Maximum Sales Charge          4.75%      5.00%         1.00%      n/a
                           Front End      CDSC         CDSC
 ........................................................................
6-month income dividends
  per share                $ 0.24      $ 0.19       $ 0.19     $ 0.27
 ........................................................................

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH



[Performance Graph appears here with the following plot points]


                    9/94      10/94          4/95      10/95          4/96      10/96          4/97      10/97          4/98
Class A Shares       9,525     9,525          9,299     9,137         10,419    10,042         10,767    10,817         11,931
MSEAFEI             10,000    10,012         10,152    10,005         11,344    11,086         11,276    11,631         13,445
CPI                 10,000    10,034         10,195    10,315         10,481    10,624         10,752    10,846         10,906


Comparison of a $10,000 investment in Evergreen International Equity Fund, Class A shares, versus a similar investment in the Morgan Stanley Europe, Australia, and Far East Index (MSEAFEI) and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSEAFE Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           International Equity Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     How did the Fund perform during the six-month period?


     The Fund's Class A shares gained 10.40% over the six months ended April 30, unadjusted for sales charge, vs. a gain of 15.43% for the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index for the same period.
                           Portfolio Characteristics
                           -------------------------

       Total Net Assets                                           $294,357,388

       Number of Holdings                                                  127

--------------------------------------------------------------------------------
     Why did the Fund underperform its benchmark?


     Most, if not all, of the Fund's underperformance against the EAFE Index is attributable to its Asian exposure. Heading into the reporting period, the Fund was overweighted in Asia relative to the index. Although this overweighting was relatively small, it cost the Fund dearly in terms of performance, given the magnitude by which these markets fell at the end of 1997. The Fund was also hurt, in relative terms, by its exposure to Latin America, which is not represented in the EAFE Index. Latin American markets sold off in the wake of the Asian crisis and any exposure to the region was a liability.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

       Philips Electronics NV                                     2.5%

       ING Groep NV                                               2.0%

       Rhone-Poulenc SA, Cl. A                                    2.0%

       Julius Baer Holding AG                                     2.0%

       Williams Holding Plc                                       1.8%

       Nordbanken Holding                                         1.7%

       YPF SA, ADR                                                1.6%

       Societe Genrlae d'Enterprises SA                           1.6%

       Societe Nationale Elf Aquitaine SA                         1.6%

       Electrolux AB, Ser. B                                      1.6%

       Portfolio composition subject to change.

--------------------------------------------------------------------------------
     What helped the Fund's performance during the period?


     The major area of strength for the Fund, and for international funds in general, was Europe. These markets rallied strongly through the six-month period, benefiting from a host of factors: optimism toward the prospects for European Monetary Union; strengthening economic growth and improved corporate profits; falling interest rates and low inflation; corporate restructurings; and merger and acquisition activity. The Fund's European holdings showed near-universal strength over the period, and a number of its holdings rose sharply.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

       Finance & Insurance                                               17.1%

       Banks                                                              8.8%

       Diversified Companies                                              7.9%

       Consumer Products & Services                                       7.8%

       Healthcare Products & Services                                     6.9%

                                   EVERGREEN
                           International Equity Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     Were there any changes in strategy during the six months?


     Yes, in terms of geographical allocations. The Fund scaled back its Asian exposure fairly significantly over the course of the six months, and reallocated the proceeds to Europe. This reflected our view that European markets, in general, represented better opportunity than markets in Asia, especially from a risk-adjusted perspective, given the fundamentals at play in the respective regions.
                            Geographical Allocation
                            -----------------------
                        (as a percentage of net assets)

       Europe                                                            68.7%

       Americas                                                          11.6%

       Japan                                                             10.6%

       Far East                                                           5.6%

       Middle East/Africa                                                 1.8%

       Australia                                                          1.7%

       Portfolio composition subject to change.

--------------------------------------------------------------------------------
     What is your outlook for the remainder of 1998 and beyond?


     We believe there are some excellent opportunities in non-U.S. markets at present, and remain very optimistic regarding the potential for the asset class. European markets continue to benefit from a strong tailwind, and it is still possible to find very attractively valued stocks, despite these markets' sizable recent gains. Asian markets have a far more troubled backdrop, and the situation is unlikely to improve markedly for at least the next six months, and probably longer. Still, there are some good opportunities on a stock-specific basis, companies whose fortunes stand to rise despite the general malaise afflicting the region. The same holds for Latin America. All told, we continue to believe a careful, research-intensive approach to overseas markets stands to lead to very attractive returns for risk-tolerant investors, and we look forward to the coming months.

                                   EVERGREEN
                          Emerging Markets Growth Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                    Year Ended October 31,
                                                                                    ----------------------
                                                       Six Months Ended
                                                        April 30, 1998#
                                                          (Unaudited)         1997#          1996#          1995**
 CLASS A SHARES
Net asset value beginning of period                       $   9.99         $   8.46       $   7.90       $    8.17
                                                          =========        =========      =========      ==========
Income (loss) from investment operations
Net investment income (loss)                                  0.10                0          (0.01)           0.05
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    0.91             1.53           0.62           (0.32)
                                                          ---------        ---------      ---------      ----------
Total from investment operations                              1.01             1.53           0.61           (0.27)
                                                          ---------        ---------      ---------      ----------
Less distributions
From net investment income                                       0                0          (0.05)              0
From net realized gain on investments and foreign
 currency related transactions                               (0.25)               0              0               0
                                                          ---------        ---------      ---------      ----------
Total distributions                                          (0.25)               0          (0.05)              0
                                                          ---------        ---------      ---------      ----------
Net asset value end of period                             $  10.75         $   9.99       $   8.46       $    7.90
                                                          =========        =========      =========      ==========
Total Return +                                               10.36%           18.09%          7.70%          (3.30%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               1.75%++          1.75%          1.74%           1.73%++
 Total expenses, excluding indirectly paid expenses           1.74%++          1.74%           N/A             N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.17%++          2.26%          3.58%           3.97%++
 Net investment income (loss)                                 1.97%++         (0.02%)        (0.09%)          0.76%++
Portfolio turnover rate                                        120%             157%           107%             65%
Average commission rate per share                         $ 0.0013         $ 0.0019       $ 0.0103             N/A
Net assets end of period (thousands)                      $  6,556         $  2,777       $  1,645       $   1,117



                                                           Year Ended
                                                       December 31, 1994*
 CLASS A SHARES
Net asset value beginning of period                       $     10.00
                                                          ===========
Income (loss) from investment operations
Net investment income (loss)                                        0
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                      (1.83)
                                                          -----------
Total from investment operations                                (1.83)
                                                          -----------
Less distributions
From net investment income                                          0
From net realized gain on investments and foreign
 currency related transactions                                      0
                                                          -----------
Total distributions                                                 0
                                                          -----------
Net asset value end of period                             $      8.17
                                                          ===========
Total Return +                                                 (18.30%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                  1.78%++
 Total expenses, excluding indirectly paid expenses               N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                 3.96%++
 Net investment income (loss)                                   (0.12%)++
Portfolio turnover rate                                            17%
Average commission rate per share                                 N/A
Net assets end of period (thousands)                      $       867


                                                                                    Year Ended October 31,
                                                                                    ----------------------
                                                       Six Months Ended
                                                        April 30, 1998#
                                                          (Unaudited)         1997#          1996#          1995**
 CLASS B SHARES
Net asset value beginning of period                       $   9.85         $   8.39       $   7.85       $    8.16
                                                          =========        =========      =========      ==========
Income (loss) from investment operations
Net investment income (loss)                                  0.05            (0.08)         (0.08)           0.01
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    0.93             1.54           0.62           (0.32)
                                                          ---------        ---------      ---------      ----------
Total from investment operations                              0.98             1.46           0.54           (0.31)
                                                          ---------        ---------      ---------      ----------
Less distributions
From net realized gain on investments and foreign
 currency related transactions                               (0.25)               0              0               0
                                                          ---------        ---------      ---------      ----------
Total distributions                                          (0.25)               0              0               0
                                                          ---------        ---------      ---------      ----------
Net asset value end of period                             $  10.58         $   9.85       $   8.39       $    7.85
                                                          ---------        ---------      ---------      ----------
Total Return +                                               10.10%           17.40%          6.90%          (3.80%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               2.50%++          2.50%          2.50%           2.48%++
 Total expenses, excluding indirectly paid expenses           2.49%++          2.49%           N/A             N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.91%++          3.00%          4.34%           4.72%++
 Net investment income (loss)                                 1.07%++         (0.79%)        (0.87%)          0.03%++
Portfolio turnover rate                                        120%             157%           107%             65%
Average commission rate per share                      $    0.0013      $    0.0019    $    0.0103             N/A
Net assets end of period (thousands)                   $     4,471      $     4,020    $     2,881      $    1,940



                                                           Year Ended
                                                       December 31, 1994*
 CLASS B SHARES
Net asset value beginning of period                       $     10.00
                                                          -----------
Income (loss) from investment operations
Net investment income (loss)                                    (0.02)
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                      (1.82)
                                                          -----------
Total from investment operations                                (1.84)
                                                          -----------
Less distributions
From net realized gain on investments and foreign
 currency related transactions                                      0
                                                          -----------
Total distributions                                                 0
                                                          -----------
Net asset value end of period                             $      8.16
                                                          -----------
Total Return +                                                 (18.40%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                  2.53%++
 Total expenses, excluding indirectly paid expenses               N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                 4.71%++
 Net investment income (loss)                                   (0.84%)++
Portfolio turnover rate                                            17%
Average commission rate per share                                 N/A
Net assets end of period (thousands)                      $     1,589

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
** The Fund changed its year end from December 31 to October 31, effective
   October 31, 1995.
# Net investment income is based on average shares outstanding during the period.




                  See Combined Notes to Financial Statements.

                                    EVERGREEN
                          Emerging Markets Growth Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                    Year Ended October 31,
                                                                                    ----------------------
                                                        Six Months Ended
                                                         April 30,1998#
                                                          (Unaudited)         1997#          1996#          1995**
 CLASS C SHARES
Net asset value beginning of period                       $   9.85         $   8.38       $   7.84       $    8.16
                                                          ---------        ---------      ---------      ----------
Income (loss) from investment operations
Net investment income (loss)                                  0.04            (0.06)         (0.08)           0.02
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                    0.93             1.53           0.62           (0.34)
                                                          ---------        ---------      ---------      ----------
Total from investment operations                              0.97             1.47           0.54           (0.32)
                                                          ---------        ---------      ---------      ----------
Less distributions
From net realized gain on investments and foreign
 currency related transactions                               (0.25)               0              0               0
                                                          ---------        ---------      ---------      ----------
Total distributions                                          (0.25)               0              0               0
                                                          ---------        ---------      ---------      ----------
Net asset value end of period                             $  10.57         $   9.85       $   8.38       $    7.84
                                                          ---------        ---------      ---------      ----------
Total Return +                                               10.11%           17.50%          6.90%          (3.90%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               2.50%++          2.50%          2.51%           2.50%++
 Total expenses, excluding indirectly paid expenses           2.49%++          2.49%           N/A             N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.91%++          3.01%          4.31%           4.74%++
 Net investment income (loss)                                 0.77%++         (0.61%)        (0.91%)          0.72%++
Portfolio turnover rate                                        120%             157%           107%             65%
Average commission rate per share                      $    0.0013      $    0.0019    $    0.0103             N/A
Net assets end of period (thousands)                   $       664      $     1,282    $        85      $       56



                                                           Year Ended
                                                       December 31, 1994*
 CLASS C SHARES
Net asset value beginning of period                       $     10.00
                                                          -----------
Income (loss) from investment operations
Net investment income (loss)                                    (0.02)
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                      (1.82)
                                                          -----------
Total from investment operations                                (1.84)
                                                          -----------
Less distributions
From net realized gain on investments and foreign
 currency related transactions                                      0
                                                          -----------
Total distributions                                                 0
                                                          -----------
Net asset value end of period                             $      8.16
                                                          -----------
Total Return +                                                 (18.40%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                  2.53%++
 Total expenses, excluding indirectly paid expenses               N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                 4.71%++
 Net investment income (loss)                                   (0.82%)++
Portfolio turnover rate                                            17%
Average commission rate per share                                 N/A
Net assets end of period (thousands)                      $        89


                                                                                    Year Ended October 31,
                                                                                    ----------------------
                                                      Six Months Ended
                                                       April 30, 1998#
                                                          (Unaudited)         1997#          1996#          1995**
 CLASS  Y SHARES
Net asset value beginning of period                         $   10.04       $     8.48       $   7.92     $     8.17
                                                           ----------      -----------    -----------     ----------
Income (loss) from investment operations
Net investment income                                            0.10             0.03           0.01           0.05
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                       0.93             1.53           0.62          (0.30)
                                                           ----------      -----------    -----------     ----------
Total from investment operations                                 1.03             1.56           0.63          (0.25)
                                                           ----------      -----------    -----------     ----------
Less distributions
From net investment income                                      (0.01)               0          (0.07)             0
From net realized gain on investments and foreign
 currency related transactions                                  (0.25)               0              0              0
                                                           ----------      -----------    -----------     ----------
Total distributions                                             (0.26)               0          (0.07)             0
                                                           ----------      -----------    -----------     ----------
Net asset value end of period                               $   10.81         $  10.04       $   8.48     $     7.92
                                                           ----------      -----------    -----------     ----------
Total Return                                                    10.40%           18.40%          7.90%         (3.10%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                  1.50%++          1.50%          1.50%          1.48%++
 Total expenses, excluding indirectly paid expenses              1.49%++          1.49%           N/A            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                 1.91%++          2.01%          3.27%          3.72%++
 Net investment income                                           2.00%++          0.25%          0.11%          0.94%++
Portfolio turnover rate                                           120%             157%           107%            65%
Average commission rate per share                        $     0.0013       $   0.0019     $   0.0103            N/A
Net assets end of period (thousands)                     $     68,017       $   61,142     $   28,959     $    9,355



                                                          Year Ended
                                                      December 31, 1994*
 CLASS  Y SHARES
Net asset value beginning of period                       $     10.00
                                                          -----------
Income (loss) from investment operations
Net investment income                                            0.01
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                      (1.84)
                                                          -----------
Total from investment operations                                (1.83)
                                                          -----------
Less distributions
From net investment income                                          0
From net realized gain on investments and foreign
 currency related transactions                                      0
                                                          -----------
Total distributions                                                 0
                                                          -----------
Net asset value end of period                             $      8.17
                                                          -----------
Total Return                                                   (18.30%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                  1.53%++
 Total expenses, excluding indirectly paid expenses               N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                 3.71%++
 Net investment income                                           0.43%++
Portfolio turnover rate                                            17%
Average commission rate per share                                 N/A
Net assets end of period (thousands)                      $     5,878

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
** The Fund changed its year end from December 31 to October 31, effective
   October 31, 1995.
# Net investment income is based on average shares outstanding during the period.




                  See Combined Notes to Financial Statements.

                                    EVERGREEN
                               Global Leaders Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                                              Six Months Ended         Year Ended October 31,
                                                               April 30, 1998#   ----------------------------------
                                                               (Unaudited)               1997#             1996*#
 CLASS A SHARES
Net asset value beginning of period                             $      13.67        $    11.91       $     11.29
                                                               -------------       -----------      ------------
Income (loss) from investment operations
Net investment income (loss)                                           (0.04)            (0.01)                0
Net realized and unrealized gain on investments and foreign
 currency related transactions                                          2.38              1.78              0.62
                                                               -------------       -----------      ------------
Total from investment operations                                        2.34              1.77              0.62
                                                               -------------       -----------      ------------
Less distributions
From net realized gain on investments and foreign currency
 related transactions                                                  (0.06)            (0.01)                0
                                                               -------------       -----------      ------------
Total distributions                                                    (0.06)            (0.01)                0
                                                               -------------       -----------      ------------
Net asset value end of period                                   $      15.95        $    13.67        $    11.91
                                                               -------------       -----------      ------------
Total Return +                                                         17.17%            14.88%             5.50%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                         2.00%++           1.91%             1.75%++
 Total expenses, excluding indirectly paid expenses                     2.00%++           1.90%              N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                         N/A              1.98%             2.16%++
 Net investment income (loss)                                          (0.51%)++         (0.05%)            0.10%++
Portfolio turnover rate                                                    6%               29%               20%
Average commission rate per share                              $      0.0307     $      0.0418     $      0.0659
Net assets end of period (thousands)                           $     105,010     $      38,604     $      12,975


                                                              Six Months Ended          Year Ended October 31,
                                                               April 30, 1998#   ------------------------------------
                                                               (Unaudited)               1997#              1996*#
 CLASS B SHARES
Net asset value beginning of period                             $      13.52        $    11.87        $    11.29
                                                               -------------       -----------       ------------
Income (loss) from investment operations
Net investment loss                                                    (0.10)            (0.11)            (0.02)
Net realized and unrealized gain on investments and foreign
 currency related transactions                                          2.36              1.77              0.60
                                                               -------------       -----------       ------------
Total from investment operations                                        2.26              1.66              0.58
                                                               -------------       -----------       ------------
Less distributions
From net realized gain on investments and foreign currency
 related transactions                                                  (0.06)            (0.01)                0
                                                               -------------       -----------       ------------
Total distributions                                                    (0.06)            (0.01)                0
                                                               -------------       -----------       ------------
Net asset value end of period                                   $      15.72        $    13.52        $    11.87
                                                               -------------       -----------       ------------
Total Return +                                                         16.76%            14.01%             5.10%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                         2.75%++           2.66%             2.50%++
 Total expenses, excluding indirectly paid expenses                     2.75%++           2.66%              N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                         N/A              2.74%             2.93%++
 Net investment loss                                                   (1.46%)++         (0.83%)           (0.68%)++
Portfolio turnover rate                                                    6%               29%               20%
Average commission rate per share                              $      0.0307     $      0.0418    $       0.0659
Net assets end of period (thousands)                           $     166,125     $     134,375    $       41,948+

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from June 3, 1996 (commencement of class operations) to October 31, 1996.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                    EVERGREEN
                               Global Leaders Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                              Six Months Ended          Year Ended October 31,
                                                               April 30, 1998#   ------------------------------------
                                                               (Unaudited)               1997#              1996*#
 CLASS C SHARES
Net asset value beginning of period                              $     13.51        $    11.86        $    11.29
                                                               -------------       -----------       ------------
Income (loss) from investment operations
Net investment loss                                                    (0.10)            (0.11)            (0.02)
Net realized and unrealized gain on investments and foreign
 currency related transactions                                          2.34              1.77              0.59
                                                               -------------       -----------       ------------
Total from investment operations                                        2.24              1.66              0.57
                                                               -------------       -----------       ------------
Less distributions
From net realized gain on investments and foreign currency
 related transactions                                                  (0.06)            (0.01)                0
                                                               -------------       -----------       ------------
Total distributions                                                    (0.06)            (0.01)                0
                                                               -------------       -----------       ------------
Net asset value end of period                                    $     15.69        $    13.51        $    11.86
                                                               -------------       -----------       ------------
Total Return +                                                         16.70%            14.02%             5.00%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                         2.75%++           2.65%             2.50%++
 Total expenses, excluding indirectly paid expenses                     2.75%++           2.65%              N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                         N/A              2.70%             2.93%++
 Net investment loss                                                   (1.43%)++         (0.80%)           (0.67%)++
Portfolio turnover rate                                                    6%               29%               20%
Average commission rate per share                              $      0.0307      $     0.0418      $     0.0659
Net assets end of period (thousands)                           $       3,535      $      2,386      $        554


                                                              Six Months Ended         Year Ended October 31,
                                                               April 30, 1998#   ----------------------------------
                                                               (Unaudited)               1997#             1996*#
 CLASS  Y SHARES
Net asset value beginning of period                              $     13.71        $    11.91        $    10.00
                                                               -------------      -------------     ------------
Income (loss) from investment operations
Net investment income (loss)                                           (0.03)             0.03              0.07
Net realized and unrealized gain on investments and foreign
 currency related transactions                                          2.39              1.78              1.88
                                                               -------------      -------------     ------------
Total from investment operations                                        2.36              1.81              1.95
                                                               -------------      -------------     ------------
Less distributions
From net investment income                                                 0                 0             (0.04)
From net realized gain on investments and foreign currency
 related transactions                                                  (0.06)            (0.01)                0
                                                               -------------      -------------     ------------
Total distributions                                                    (0.06)            (0.01)            (0.04)
                                                               -------------      -------------     ------------
Net asset value end of period                                    $     16.01        $    13.71        $    11.91
                                                               -------------      -------------     ------------
Total Return                                                           17.26%            15.22%            19.60%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                                         1.75%++           1.64%             1.47%++
 Total expenses, excluding indirectly paid expenses                     1.75%++           1.64%              N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                                         N/A              1.72%             2.51%++
 Net investment income (loss)                                          (0.60%)++          0.23%             0.62%++
Portfolio turnover rate                                                    6%               29%               20%
Average commission rate per share                              $       .0307      $     0.0418     $      0.0659
Net assets end of period (thousands)                           $      44,518      $     35,461     $      18,607

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from June 3, 1996 (commencement of class operations) to October 31, 1996.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

                                    EVERGREEN
                            International Equity Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                     Six Months Ended             Year Ended October 31,
                                                     April 30, 1998#  ----------------------------------------------
                                                       (Unaudited)         1997#           1996#          1995**
 CLASS A SHARES
Net asset value beginning of period                     $   11.07         $   10.43       $   9.58       $   9.50
                                                       ----------      ------------    -----------     ----------
Income from investment operations
Net investment income                                        0.05              0.07           0.17           0.09
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                1.01              0.72           0.78              0
                                                       ----------      ------------    -----------     ----------
Total from investment operations                             1.06              0.79           0.95           0.09
                                                       ----------      ------------    -----------     ----------
Less distributions
From net investment income                                  (0.24)            (0.15)         (0.10)         (0.01)
From net realized gain on investments and foreign
 currency related transactions                              (0.50)                0              0              0
                                                       ----------      ------------    -----------     ----------
Total distributions                                         (0.74)           (0.15)          (0.10)         (0.01)
                                                       ----------      ------------    -----------     ----------
Net asset value end of period                           $   11.39         $   11.07       $  10.43     $     9.58
                                                       ----------      ------------    -----------     ----------
Total Return +                                              10.40%             7.62%          9.90%          1.10%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                              1.31%++           1.25%          1.24%          1.19%++
 Total expenses, excluding indirectly paid expenses          1.30%++           1.24%           N/A            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                             1.32%++           1.36%          1.66%          1.84%++
 Net investment income                                       0.89%++           0.70%          1.65%          1.38%++
Portfolio turnover rate                                        47%               86%           113%             4%
Average commission rate per share                    $     0.0154       $    0.0187     $   0.0068            N/A
Net assets end of period (thousands)                 $     12,911       $     9,270     $    7,234     $    3,594



                                                        Year Ended
                                                    December 31, 1994*
 CLASS A SHARES
Net asset value beginning of period                    $     10.00
                                                       -----------
Income from investment operations
Net investment income                                         0.02
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                (0.52)
                                                       -----------
Total from investment operations                             (0.50)
                                                       -----------
Less distributions
From net investment income                                       0
From net realized gain on investments and foreign
 currency related transactions                                   0
                                                       -----------
Total distributions                                              0
                                                       -----------
Net asset value end of period                          $      9.50
                                                       -----------
Total Return +                                               (5.10%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               1.26%++
 Total expenses, excluding indirectly paid expenses            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.09%++
 Net investment income                                        0.91%++
Portfolio turnover rate                                          1%
Average commission rate per share                              N/A
Net assets end of period (thousands)                   $     2,545


                                                     Six Months Ended             Year Ended October 31,
                                                     April 30, 1998#  ----------------------------------------------
                                                       (Unaudited)         1997#           1996#          1995**
 CLASS B SHARES
Net asset value beginning of period                     $   10.99         $   10.37      $   9.53      $     9.50
                                                       ----------        ----------     ----------     ----------
Income (loss) from investment operations
Net investment income (loss)                                 0.01                 0           0.11           0.06
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                1.00              0.70           0.76          (0.03)
                                                       ----------        ----------     ----------     ----------
Total from investment operations                             1.01              0.70           0.87           0.03
                                                       ----------        ----------     ----------     ----------
Less distributions
From net investment income                                  (0.19)            (0.08)         (0.03)             0
From net realized gain on investments and foreign
 currency related transactions                              (0.50)                0              0              0
                                                       ----------        ----------     ----------     ----------
Total distributions                                         (0.69)            (0.08)         (0.03)             0
                                                       ----------        ----------     ----------     ----------
Net asset value end of period                           $   11.31         $   10.99       $  10.37     $     9.53
                                                       ----------        ----------     ----------     ----------
Total Return+                                                9.98%             6.79%          9.20%          0.50%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                              2.06%++           2.00%          2.00%          1.94%++
 Total expenses, excluding indirectly paid expenses          2.05%++           2.00%           N/A            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                             2.07%++           2.11%          2.42%          2.59%++
 Net investment income                                       0.11%++          (0.05%)         1.05%          0.66%++
Portfolio turnover rate                                        47%               86%           113%             4%
Average commission rate per share                    $     0.0154      $     0.0187     $   0.0068            N/A
Net assets end of period (thousands)                 $     23,519      $     22,164     $   14,110     $    7,278



                                   Year Ended
                               December 31, 1994*
 CLASS B SHARES
Net asset value beginning of period                    $     10.00
                                                       -----------
Income (loss) from investment operations
Net investment income (loss)                                     0
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                (0.50)
                                                       -----------
Total from investment operations                             (0.50)
                                                       -----------
Less distributions
From net investment income                                       0
From net realized gain on investments and foreign
 currency related transactions                                   0
                                                       -----------
Total distributions                                              0
                                                       -----------
Net asset value end of period                          $      9.50
                                                       -----------
Total Return+                                                (5.20%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               2.02%++
 Total expenses, excluding indirectly paid expenses            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.85%++
 Net investment income                                        0.10%++
Portfolio turnover rate                                          1%
Average commission rate per share                              N/A
Net assets end of period (thousands)                   $     5,602

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of operations) to December 31, 1994.
** The Fund changed its year end from December 31 to October 31, effective
   October 31, 1995.
# Net investment income is based on average monthly shares outstanding for the periods indicated.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Equity Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                     Six Months Ended             Year Ended October 31,
                                                     April 30, 1998#  ----------------------------------------------
                                                       (Unaudited)         1997#           1996#          1995**
 CLASS C SHARES
Net asset value beginning of period                   $     11.05       $    10.41     $      9.53     $     9.49
                                                      -----------       ----------     -----------     ----------
Income (loss) from investment operations
Net investment income (loss)                                 0.01            (0.01)           0.12           0.08
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                1.01             0.71            0.76          (0.04)
                                                      -----------       ----------     -----------     ----------
Total from investment operations                             1.02             0.70            0.88           0.04
                                                      -----------       ----------     -----------     ----------
Less distributions
From net investment income                                  (0.19)           (0.06)            0(a)             0
From net realized gain on investments and foreign
 currency related transactions                              (0.50)               0               0              0
                                                      -----------       ----------     -----------     ----------
Total distributions                                         (0.69)           (0.06)              0              0
                                                      -----------       ----------     -----------     ----------
Net asset value end of period                         $     11.38        $   11.05        $  10.41     $     9.53
                                                      -----------       ----------     -----------     ----------
Total Return +                                              10.01%            6.80%           9.30%          0.50%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                              2.06%++          2.00%           1.99%          1.94%++
 Total expenses, excluding indirectly paid expenses          2.05%++          1.99%            N/A            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                             2.07%++          2.11%           2.43%          2.59%++
 Net investment income (loss)                                0.19%++         (0.06%)          1.16%          0.79%++
Portfolio turnover rate                                        47%              86%            113%             4%
Average commission rate per share                     $    0.0154     $     0.0187      $   0.0068            N/A
Net assets end of period (thousands)                  $       594     $        429      $      188     $      196



                                   Year Ended
                               December 31, 1994*
 CLASS C SHARES
Net asset value beginning of period                    $     10.00
                                                       -----------
Income (loss) from investment operations
Net investment income (loss)                                  0.03
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                (0.54)
                                                       -----------
Total from investment operations                             (0.51)
                                                       -----------
Less distributions
From net investment income                                       0
From net realized gain on investments and foreign
 currency related transactions                                   0
                                                       -----------
Total distributions                                              0
                                                       -----------
Net asset value end of period                          $      9.49
                                                       -----------
Total Return +                                               (5.20%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               2.01%++
 Total expenses, excluding indirectly paid expenses            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              2.84%++
 Net investment income (loss)                                 0.85%++
Portfolio turnover rate                                          1%
Average commission rate per share                              N/A
Net assets end of period (thousands)                   $       163


                                                     Six Months Ended             Year Ended October 31,
                                                     April 30, 1998#  ----------------------------------------------
                                                       (Unaudited)         1997#           1996#          1995**
 CLASS  Y SHARES
Net asset value beginning of period                    $    11.11      $     10.46     $      9.60     $     9.50
                                                       ----------      ------------    -----------     ----------
Income (loss) from investment operations
Net investment income                                        0.06             0.10            0.20           0.08
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                1.01             0.72            0.78           0.03
                                                       ----------      ------------    -----------     ----------
Total from investment operations                             1.07             0.82            0.98           0.11
                                                       ----------      ------------    -----------     ----------
Less distributions
From net investment income                                  (0.27)           (0.17)          (0.12)         (0.01)
From net realized gain on investments and foreign
 currency related transactions                              (0.50)               0               0              0
                                                       ----------      ------------    -----------     ----------
Total distributions                                         (0.77)           (0.17)          (0.12)         (0.01)
                                                       ----------      ------------    -----------     ----------
Net asset value end of period                          $    11.41        $   11.11        $  10.46     $     9.60
                                                       ----------      ------------    -----------     ----------
Total Return                                                10.45%            7.90%          10.30%          1.30%
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                              1.06%++          0.99%           0.99%          0.94%++
 Total expenses, excluding indirectly paid expenses          1.04%++          0.99%            N/A            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                             1.07%++          1.11%           1.41%          1.59%++
Net investment income                                        1.13%++          0.96%           1.95%          1.59%++
Portfolio turnover rate                                        47%              86%            113%             4%
Average commission rate per share                      $   0.0154      $    0.0187      $   0.0068            N/A
Net assets end of period (thousands)                   $  257,333      $   233,906      $  124,695     $   49,575



                                   Year Ended
                               December 31, 1994*
 CLASS  Y SHARES
Net asset value beginning of period                    $     10.00
                                                       -----------
Income (loss) from investment operations
Net investment income                                         0.02
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                (0.51)
                                                       -----------
Total from investment operations                             (0.49)
                                                       -----------
Less distributions
From net investment income                                   (0.01)
From net realized gain on investments and foreign
 currency related transactions                                   0
                                                       -----------
Total distributions                                          (0.01)
                                                       -----------
Net asset value end of period                          $      9.50
                                                       -----------
Total Return                                                 (5.00%)
Ratios & Supplemental Data Ratios to average net assets:
 Total expenses                                               1.06%++
 Total expenses, excluding indirectly paid expenses            N/A
 Total expenses, excluding fee waivers & expense
  reimbursements                                              1.89%++
Net investment income                                         1.03%++
Portfolio turnover rate                                          1%
Average commission rate per share                              N/A
Net assets end of period (thousands)                   $    23,830

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of operations) to December 31, 1994.
** The Fund changed its year end from December 31 to October 31, effective
   October 31, 1995.
# Net investment income is based on average monthly shares outstanding for the periods indicated.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund

                            Schedule of Investments

                           April 30, 1998 (Unaudited)




       Shares                                               Value
COMMON STOCKS -- 69.7%
                     ARGENTINA -- 3.7%
                     Oil/Energy -- 3.7%
   175,925           Transportadora de Gas del Sur
                     SA, ADR ("TGS") ............     $2,034,133
    26,400           YPF SA, ADR ................        920,700
                                                      ----------
                     Total Argentina ............      2,954,833
                                                      ==========
                     BRAZIL -- 7.6%
                     Electrical Equipment &
                     Services -- 1.9%
    31,300           Companhia Energetica de Minas
                     Gerais, ADR ("CEMIG") ......      1,504,782
                                                      ----------
                     Finance & Insurance -- 1.1%
    22,700           Unibanco Uniao de Barncos
                     Brasileiras SA, GDR ........        902,325
                                                      ----------
                     Telecommunication Services &
                     Equipment -- 1.8%
    11,800           Telecomunicacoes Brasileiras
                     SA, ADR ("Telebras") .......      1,437,388
                                                      ----------
                     Utilities -- Electric -- 1.6%
30,100,000           Eletrobras SA ..............      1,237,004
                                                      ----------
                     Utilities -- Water -- 1.2%
 4,385,000 *         Companhia de Saneamento Basico
                     do Estado ("SABESP") .......        996,896
                                                      ----------
                     Total Brazil ...............      6,078,395
                                                      ==========
                     CROATIA -- 0.7%
                     Pharmaceuticals -- 0.7%
    29,800           Pliva D.D., GDR, 144A ......        539,380
                                                      ==========
                     EGYPT -- 5.1%
                     Building, Construction &
                     Furnishings -- 1.2%
    15,700           Arabian International
                     Construction ...............        736,657
    12,300           Suez Cement Co. ............        256,100
                                                      ----------
                                                         992,757
                                                      ----------
                     Consumer Products &
                     Services -- 0.6%
    19,900           Eastern Tobacco Co. ........        452,273
                                                      ----------
                     Finance & Insurance -- 0.5%
    20,750           Commercial International Bank       355,975
                                                      ----------
                     Food & Beverage
                     Products -- 1.6%
    35,400           Al-Ahram Beverage Co. SA, GDR     1,125,720
     5,600           Al-Ahram Beverage Co. SA, GDR,
                     144A .......................        178,080
                                                      ----------
                                                       1,303,800
                                                      ----------
                     Healthcare Products &
                     Services -- 1.2%
    13,350           Egyptian International
                     Pharmaceutical Industries Co.       951,334
                                                      ----------
                     Total Egypt ................      4,056,139
                                                      ==========


       Shares                                               Value
COMMON STOCKS -- continued
                     GREECE -- 2.6%
                     Banks -- 1.8%
     7,050           Alpha Credit Bank, GDR .....     $  743,502
     7,350           Ergo Bank SA, GDR ..........        692,007
                                                      ----------
                                                       1,435,509
                                                      ----------
                     Building, Construction &
                     Furnishings -- 0.8%
     7,430           Titan Cement Co., GDR ......        635,730
                                                      ----------
                     Total Greece ...............      2,071,239
                                                      ==========
                     HONG KONG -- 3.7%
                     Banks -- 0.6%
   290,000           Li & Fung Ltd. .............        486,703
                                                      ----------
                     Diversified Companies -- 1.4%
   222,000           Citic Pacific Ltd. .........        682,107
   328,000           First Pacific Ltd. .........        157,733
    52,000           Hutchison Whampoa Ltd. .....        321,559
                                                      ----------
                                                       1,161,399
                                                      ----------
                     Food & Beverage
                     Products -- 0.2%
 1,000,000           San Miguel Brewery .........        165,247
                                                      ----------
                     Publishing, Broadcasting &
                     Entertainment -- 0.7%
   212,000           Television Broadcasts Ltd. .        541,905
                                                      ----------
                     Telecommunication Services &
                     Equipment -- 0.4%
    83,000           Hong Kong Telecommunications,
                     Ltd ........................        155,371
     3,500           Hong Kong Telecommunications,
                     Ltd., ADR ..................        135,187
                                                      ----------
                                                         290,558
                                                      ----------
                     Transportation -- 0.4%
   172,000           Cathay Pacific Airways .....        150,994
   301,000           Jiangsu Expressway .........         86,461
   340,000           Zhejiang Expressway ........         82,081
                                                      ----------
                                                         319,536
                                                      ----------
                     Total Hong Kong ............      2,965,348
                                                      ==========
                     HUNGARY -- 4.5%
                     Building, Construction &
                     Furnishings -- 0.7%
    11,150           Zalakeramia RT .............        560,209
                                                      ----------
                     Finance & Insurance -- 0.8%
    13,142           OTP Bank RT ................        622,917
                                                      ----------
                     Healthcare Products &
                     Services -- 2.0%
     8,300           EGIS Gyogyszergyar RT ......        432,753
    10,950           Richter Gedeon, GDR ........      1,172,982
                                                      ----------
                                                       1,605,735
                                                      ----------
                     Manufacturing--Distributing -- 0.4%
     7,290           Pannonplast RT .............        309,257
                                                      ----------
                     Utilities -- Telephone -- 0.6%
    16,200           Matav RT, ADR ..............        477,900
                                                      ----------
                     Total Hungary ..............      3,576,018
                                                      ==========

                                   EVERGREEN
                          Emerging Markets Growth Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




        Shares                                             Value
COMMON STOCKS -- continued
                      INDIA -- 2.7%
                      Banks -- 0.5%
    22,000            State Bank of India, GDR,
                      144A ......................    $ 418,000
                                                     ---------
                      Building, Construction &
                      Furnishings -- 0.7%
    42,000            Larsen & Toubro Ltd., GDR,
                      144A ......................      545,160
                                                     ---------
                      Healthcare Products &
                      Services -- 0.4%
    11,400            Ranbaxy Laboratories Ltd.,
                      GDR, 144A .................      282,150
                                                     ---------
                      Metal Products &
                      Services -- 0.5%
    19,000            Hindalco Industries Ltd.,
                      GDR, 144A .................      365,750
                                                     ---------
                      Telecommunication Services &
                      Equipment -- 0.4%
    27,000            Videsh Sanchar Nigam Ltd.,
                      GDR, 144A .................      330,750
                                                     ---------
                      Utilities -- Electric -- 0.2%
    12,000            BSES Ltd., GDR, 144A .....       198,000
                                                     ---------
                      Total India ..............     2,139,810
                                                     =========
                      INDONESIA -- 0.1%
                      Diversified
                      Companies -- 0.0% (a)
   440,000            Bakrie & Brothers ........        17,875
                                                     ---------
                      Healthcare Products &
                      Services -- 0.1%
   310,000            Kalbe Farma ..............        31,969
                                                     ---------
                      Publishing, Broadcasting &
                      Entertainment -- 0.0%
   102,250            Modern Photo Film Co. ....        18,213
                                                     ---------
                      Total Indonesia ..........        68,057
                                                     =========
                      ISRAEL -- 4.3%
                      Aerospace & Defense -- 0.3%
    19,253            Elbit Systems Ltd. .......       246,679
                                                     ---------
                      Banks -- 0.3%
    90,000            Bank Hapoalim Ltd. .......       241,228
                                                     ---------
                      Healthcare Products &
                      Services -- 1.8%
    34,525            Teva Pharmaceutical
                      Industries
                      Ltd., ADR ................     1,475,944
                                                     ---------
                      Telecommunication Services &
                      Equipment -- 1.9%
    40,635            ECI Telecommunications Ltd.    1,239,367
     5,600            NICE-System Ltd., ADR ....       240,800
                                                     ---------
                                                     1,480,167
                                                     ---------
                      Total Israel .............     3,444,018
                                                     =========
                      MEXICO -- 8.0%
                      Building, Construction &
                      Furnishings -- 1.6%
    88,650            Apasco SA de CV ..........       602,151
   105,300            Cemex SA de CV, Ser. B ...       633,290
                                                     ---------
                                                     1,235,441
                                                     ---------


        Shares                                           Value
COMMON STOCKS -- continued
                      Diversified
                      Companies -- 0.5%
    26,950            Grupo Carso SA de CV, Ser.
                      A1 .......................     $ 169,709
    12,800            Grupo Imsa SA de CV, ADR .       244,000
                                                     ---------
                                                       413,709
                                                     ---------
                      Finance & Insurance -- 1.9%
   346,450            Grupo Finance Banamex Accival
                      SA de CV, Ser. B .........     1,082,656
   596,800 *          Grupo Financiero Bancomer SA
                      de CV, Ser. B ............       412,412
                                                     ---------
                                                     1,495,068
                                                     ---------
                      Food & Beverage
                      Products -- 0.6%
    68,100            Fomento Economico Mexicano
                      SA, Ser. B ...............       504,325
                                                     ---------
                      Metal Products &
                      Services -- 0.3%
    13,300 *          Tubos de Acero de Mexico SA,
                      ADR ......................       244,388
                                                     ---------
                      Publishing, Broadcasting &
                      Entertainment -- 0.6%
     6,700 *          Grupo Televisa SA, ADR ...       274,700
    12,600            TV Azteca SA de CV .......       234,675
                                                     ---------
                                                       509,375
                                                     ---------
                      Retailing &
                      Wholesale -- 1.9%
   304,600            Cifra SA de CV, Cl. C ....       517,964
   383,400            Grupo Elektra SA de CV ...       547,972
   125,300            Organiz Soriana, Ser. B ..       473,569
                                                     ---------
                                                     1,539,505
                                                     ---------
                      Telecommunication Services &
                      Equipment -- 0.6%
     8,000            Telefonos de Mexico SA, ADR      453,000
                                                     ---------
                      Total Mexico .............     6,394,811
                                                     =========
                      MOROCCO -- 1.8%
                      Banks -- 0.6%
     4,325            Wafabank .................       492,471
                                                     ---------
                      Building, Construction &
                      Furnishings -- 0.6%
     4,526            Cimenterie de l'Oriental .       491,149
                                                     ---------
                      Diversified
                      Companies -- 0.6%
     4,600            Omnium Nord Africian, SA .       487,351
                                                     ---------
                      Total Morocco ............     1,470,971
                                                     =========
                      NETHERLANDS -- 1.2%
                      Retailing &
                      Wholesale -- 1.2%
    16,570            Ceteco Holding NV
                      Certificate ..............       926,069
                                                     =========
                      PANAMA -- 0.6%
                      Food & Beverage
                      Products -- 0.6%
    12,025            Panamerican Beverages, Inc.      479,497
                                                     =========
                      PERU -- 1.1%
                      Telecommunication Services &
                      Equipment -- 1.1%
    39,130            Telefonica del Peru SA, ADR      865,751
                                                     =========
                      PHILIPPINES -- 0.5%
                      Diversified
                      Companies -- 0.5%
 4,939,500            JG Summit Holdings, Inc.,
                      Ser. B ...................       381,381
                                                     =========

                                   EVERGREEN
                          Emerging Markets Growth Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




       Shares                                            Value
COMMON STOCKS -- continued
                     POLAND -- 1.2%
                     Building, Construction &
                     Furnishings -- 0.6%
   134,500           Polifarb Cieszyn-Wroclaw SA .   $  498,955
                                                     ----------
                     Retailing & Wholesale -- 0.6%
    26,400 *         Amica Wronki SA ...........        474,135
                                                     ----------
                     Total Poland ..............        973,090
                                                     ==========
                     PORTUGAL -- 7.0%
                     Building, Construction &
                     Furnishings -- 0.6%
    14,300           Cimpor-Cimentos de Portugal
                     SA ........................        528,855
                                                     ----------
                     Finance & Insurance -- 3.8%
    43,400           Banco Comercial Portugues SA,
                     ADR .......................      1,486,450
     8,583           Banco Comercial Portugues SA,
                     ADR, Receipts .............        293,968
    11,750           Banco Comercial Portugues SA,
                     Registered Shares .........        411,937
    17,300           Banco Espirito Santo e
                     Comercial de Lisbon SA ....        827,616
                                                     ----------
                                                      3,019,971
                                                     ----------
                     Telecommunication Services &
                     Equipment -- 2.0%
    29,200           Portugal Telecom SA, ADR ..      1,569,500
                                                     ----------
                     Utilities--Electric -- 0.6%
    19,500           Electricidade de Portugal SA       508,834
                                                     ----------
                     Total Portugal ............      5,627,160
                                                     ==========
                     SINGAPORE -- 1.5%
                     Consumer Products &
                     Services -- 0.3%
    58,460           Parkway Holdings Ltd. .....        126,340
    36,000           Venture Manufacturing Ltd.         130,806
                                                     ----------
                                                        257,146
                                                     ----------
                     Food & Beverage
                     Products -- 0.6%
   106,000           Fraser & Neave Ltd. .......        475,577
                                                     ----------
                     Information Services &
                     Technology -- 0.6%
    20,950           Creative Technology Ltd. ..        435,548
                                                     ----------
                     Total Singapore ...........      1,168,271
                                                     ==========
                     SOUTH AFRICA -- 7.0%
                     Diversified Companies -- 2.7%
   235,700           Rembrandt Group Ltd. ......      2,145,271
                                                     ----------
                     Finance & Insurance -- 3.5%
    83,200           Liberty Life Association of
                     Africa, Ltd. ..............      2,815,037
                                                     ----------
                     Retailing & Wholesale -- 0.8%
   405,150           New Clicks Holdings Ltd. ..        641,314
                                                     ----------
                     Total South Africa ........      5,601,622
                                                     ==========


       Shares                                              Value
COMMON STOCKS -- continued
                     SPAIN -- 2.5%
                     Food & Beverage
                     Products -- 2.5%
    23,965           Campofrio Alimentacion SA .     $1,965,350
                                                     ==========
                     TAIWAN -- 0.8%
                     Business Equipment &
                     Services -- 0.2%
   120,000 *         Acer, Inc. ................        200,155
                                                     ----------
                     Food & Beverage
                     Products -- 0.6%
    55,000 *         President Enterprises Corp.         57,711
    34,706 *         President Enterprises Corp.,
                     GDR, 144A .................        416,472
                                                     ----------
                                                        474,183
                                                     ----------
                     Total Taiwan ..............        674,338
                                                     ==========
                     TURKEY -- 1.5%
                     Finance & Insurance -- 0.8%
8,500,000 *          Haci Omer Sabanci .........        620,624
                                                     ----------
                     Food & Beverage Products -- 0.7%
 1,552,000           Erciyas Biracilik Ve Malt .        251,474
 2,777,000           Guney Biracilik Ve Malt
                     Sanayii, AS                        299,976
                                                     ----------
                                                        551,450
                                                     ----------
                     Total Turkey ..............      1,172,074
                                                     ==========
                     Total Common Stocks
                     (cost -- $48,177,627)......     55,593,622
                                                     ==========
PREFERRED STOCKS -- 12.5%
                     BRAZIL -- 10.7%
                     Aerospace & Defense -- 0.5%
25,000,000           Empresa Brasileira de
                     Aeronautica ...............        437,197
                                                     ----------
                     Electrical Equipment &
                     Services -- 0.3%
 4,200,000           Compania Energetica de Minas
                     Gerais ....................        203,821
                                                     ----------
                     Iron & Steel -- 1.0%
    33,800           Compania Vale do Rio Doce
                     Navegacao SA ..............        797,971
                                                     ----------
                     Oil/Energy -- 0.7%
 2,335,000           Petroleo Brasileiro SA,
                     ("Petrobras")                      592,096
                                                     ----------
                     Telecommunication Services &
                     Equipment -- 8.2%
 2,116,600           Companhia Riograndense de
                     Telecomunica ..............      2,794,619
 7,350,000           Telecomunicacoes de Rio de
                     Janiero SA ................      1,156,822
 1,508,900           Telecomunicacoes do Parana SA      861,550
 4,996,400 *         Telecomunicaoes de Sao Paulo
                     SA ........................      1,699,471
                                                     ----------
                                                      6,512,462
                                                     ----------
                     Total Brazil ..............      8,543,547
                                                     ==========

                                   EVERGREEN
                          Emerging Markets Growth Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




   Shares                                            Value
PREFERRED STOCKS -- continued
            PORTUGAL -- 1.8%
            Publishing, Broadcasting &
            Entertainment -- 1.8%
  106,800   Filmes Lusomundo .................    $1,447,417
                                                  ==========
            Total Preferred Stocks
            (cost -- $8,322,566)..............     9,990,964
                                                  ==========
CONVERTIBLE PREFERRED -- 0.5%
            BRAZIL -- 0.5%
            Utilities -- Electric -- 0.5%
   26,000   Companhia Paranaense de
            Energia-Copel, Plc, ADR,
            6.25%,TIDES ......................       370,500
                                                  ----------
            Total Convertible Preferred
            (cost -- $395,562)................       370,500
                                                  ==========


   Shares                                            Value
RIGHTS -- 0.1%
            PORTUGAL -- 0.1%
            Finance & Insurance -- 0.1%
    2,323   Banco Comercial Portuges SA, Rights   $   38,517
                                                  ----------
            Total Rights
            (cost -- $38,586).................        38,517
                                                  ==========


    Principal
     Amount
SHORT-TERM INVESTMENTS -- 11.4%
                UNITED STATES -- 11.4%
$  9,052,000    Federal Home Loan Mortgage,
                5.45%, 5/01/98 ......................      9,052,000
                                                           ---------
                Total Short-Term Investments
                (cost -- $9,052,000).................      9,052,000
                                                           =========
                Total Investments --
                 (cost -- $65,986,341) ..... 94.2%        75,045,603
                Other Assets and
                 Liabilities -- Net ........  5.8%         4,662,776
                                             ----         ----------
                Net Assets .................  100%       $79,708,379
                                             ====        ===========

*   Non-income producing securities
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Funds Board of Trustees.
(a)  Less than one-tenth percent.


Summary of abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:
                                                                                           Unrealized
                                                      U.S. Value at       In Exchange     Appreciation
Exchange Date            Contracts to Deliver         April 30, 1998      for U.S. $     (Depreciation)
---------------   ---------------------------------- ----------------   -------------   ---------------
4/30/98                187,232   Brazilian Real            $163,714          $163,807        $     93
5/4/98             181,212,327   Greek Drachma              576,393           574,366          (2,027)
5/4/98             191,080,958   Greek Drachma              607,783           605,645          (2,138)
5/4/98             121,298,250   Greek Drachma              385,821           384,464          (1,357)
5/4/98             176,906,791   Greek Drachma              562,699           560,719          (1,980)
5/5/98              21,804,429   Portuguese Escudo          118,535           118,547              12
5/5/98              90,436,030   Portuguese Escudo          491,634           491,687              53
5/5/98              48,397,433   Portuguese Escudo          263,101           263,130              29
5/5/98              79,879,047   Portuguese Escudo          434,243           434,290              47

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund

                            Schedule of Investments

                           April 30, 1998 (Unaudited)




       Shares                                                             Value
COMMON STOCKS -- 91.1%
                     BELGIUM -- 2.2%
                     Healthcare Products & Services -- 0.7%
           500       UCB SA ...................................     $2,390,670
                                                                    ----------
                     Industrial Specialty Products &
                       Services -- 0.8%
        10,000       Barco NV .................................      2,648,792
                                                                    ----------
                     Retailing & Wholesale -- 0.7%
         3,500       Colruyt SA ...............................      2,128,493
                                                                    ----------
                     Total Belgium ............................      7,167,955
                                                                    ==========
                     CANADA -- 5.1%
                     Automotive Equipment &
                       Manufacturing -- 1.2%
        50,000       Magna International, Inc., Cl.A ..........      3,728,125
                                                                    ----------
                     Chemical & Agricultural Products -- 1.1%
       120,000       Du Pont Canada, Inc., Cl. A ..............      3,692,437
                                                                    ----------
                     Energy -- 0.8%
       115,000 *     Canadian Natural Resources, Ltd. .........      2,472,989
                                                                    ----------
                     Industrial Specialty Products &
                       Services -- 2.0%
       235,000       Bombardier, Inc., Cl. B ..................      6,343,578
                                                                    ----------
                     Total Canada .............................     16,237,129
                                                                    ==========
                     DENMARK -- 0.9%
                     Healthcare Products & Services -- 0.9%
        32,500       Coloplast AS .............................      2,837,692
                                                                    ==========
                     FRANCE -- 4.3%
                     Building, Construction &
                       Furnishings -- 1.1%
        28,320       Societe Technip ..........................      3,599,481
                                                                    ----------
                     Consumer Products & Services -- 0.0% (a)
           220       L'Oreal ..................................        105,041
                                                                    ----------
                     Food & Beverage Products -- 0.9%
        15,564       Sodexho Alliance .........................      2,850,767
                                                                    ----------
                     Healthcare Products & Services -- 0.8%
        17,000       Synthelabo ...............................      2,559,474
                                                                    ----------
                     Retailing & Wholesale -- 0.7%
         3,800       Carrefour SA .............................      2,177,841
                                                                    ----------
                     Textile & Apparel -- 0.8%
        32,000       Hermes International .....................      2,428,614
                                                                    ----------
                     Total France .............................     13,721,218
                                                                    ==========
                     GERMANY -- 9.7%
                     Electrical Equipment & Services -- 0.5%
         4,468       VEW AG ...................................      1,493,856
                                                                    ----------
                     Finance & Insurance -- 0.1%
            44 *     Allianz AG ...............................         13,412
         1,500       Allianz AG, Registered Shares ............        461,397
                                                                    ----------
                                                                       474,809
                                                                    ----------
                     Food & Beverage Products -- 0.9%
         5,000       Suedzucker AG ............................      2,772,283
                                                                    ----------


       Shares                                                             Value
COMMON STOCKS -- continued
                     Healthcare Products & Services -- 0.8%
        32,000       Altana AG ................................     $2,459,112
                                                                    ----------
                     Information Services &
                       Technology -- 2.2%
        15,000       SAP AG ...................................      7,104,845
                                                                    ----------
                     Textile & Apparel -- 2.7%
        16,500       Adidas AG ................................      2,735,366
         3,500       Hugo Boss AG .............................      5,851,049
                                                                    ----------
                                                                     8,586,415
                                                                    ----------
                     Utilities -- Electric -- 2.5%
       160,050       RWE AG ...................................      8,142,746
                                                                    ----------
                     Total Germany ............................     31,034,066
                                                                    ==========
                     HONG KONG -- 2.8%
                     Diversified Companies -- 0.4%
     2,870,000       First Pacific Ltd. .......................      1,380,164
                                                                    ----------
                     Finance & Insurance -- 0.4%
     1,635,000       National Mutual Asia Ltd. ................      1,308,676
         6,000       Peregrine Investment .....................              0
                                                                    ----------
                                                                     1,308,676
                                                                    ----------
                     Real Estate -- 0.7%
       181,000       Cheung Kong Holdings, Ltd. ...............      1,203,395
       152,400       Henderson China Holdings, Ltd. ...........        102,308
       200,000       Henderson Land Development Co., Ltd.              893,365
                                                                    ----------
                                                                     2,199,068
                                                                    ----------
                     Retailing & Wholesale -- 0.1%
     2,000,000       Giordano International, Ltd. ..............       464,756
                                                                    ----------
                     Telecommunication Services &
                       Equipment -- 0.8%
        34,843       Hong Kong Telecommunications, Ltd. .......         65,224
       121,000       Hong Kong Telecommunications,
                     Ltd., ADS ................................      2,336,812
                                                                    ----------
                                                                     2,402,036
                                                                    ----------
                     Utilities -- Gas -- 0.4%
       948,200       Hong Kong & China Gas ....................      1,291,442
                                                                    ----------
                     Total Hong Kong ..........................      9,046,142
                                                                    ==========
                     IRELAND -- 0.8%
                     Building, Construction &
                       Furnishings -- 0.8%
        14,396       CRH Plc ..................................        205,527
       160,000       CRH Plc, London Exchange .................      2,274,871
                                                                    ----------
                     Total Ireland ............................      2,480,398
                                                                    ==========
                     ITALY -- 4.2%
                     Consumer Products & Services -- 1.3%
       160,000 *     Industrie Natuzzi SpA, ADS ...............      4,110,000
                                                                    ----------
                     Healthcare Products & Services --
                       1.2%
       237,500       Luxottica Group SpA, ADS .................
                                                                     3,963,281
                                                                    ----------
                     Textile & Apparel -- 1.7%
       119,100       Benetton Group SpA, ADS ..................      5,270,175
                                                                    ----------
                     Total Italy ..............................     13,343,456
                                                                    ==========

                                   EVERGREEN
                              Global Leaders Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




        Shares                                                               Value
COMMON STOCKS -- continued
                      JAPAN -- 4.6  %
                      Consumer Products & Services -- 2.0  %
        68,000        Nintendo Co., Ltd. .........................     $6,237,872
                                                                       ----------
                      Publishing, Broadcasting &
                        Entertainment -- 0.1  %
        50,000        Kyodo Printing Co. .........................        273,916
                                                                       ----------
                      Retailing & Wholesale -- 2.4%
       115,400        Seven-Eleven Japan Co. Ltd. ................      7,717,168
                                                                       ----------
                      Transportation -- 0.1  %
       100,000        Keisei Electric Railway ....................        300,741
                                                                       ----------
                      Total Japan ................................     14,529,697
                                                                       ==========
                      MALAYSIA -- 0.6  %
                      Automotive Equipment &
                       Manufacturing -- 0.1  %
       134,000        Perusahaan Otomobil Nasional
                      Berhad .....................................        165,973
                                                                       ----------
                      Banks -- 0.2  %
       254,000        Commerce Asset Holding Berhad ..............        190,670
       127,000        Malayan Banking Berhad .....................        374,531
       180,000        RHB Capital Berhad .........................        133,673
                                                                       ----------
                                                                          698,874
                                                                       ----------
                      Building, Construction &
                        Furnishings -- 0.1  %
       166,000        United Engineers Ltd. Berhad ...............        133,067
                                                                       ----------
                      Chemical & Agricultural Products -- 0.1  %
        92,000        Malaysian Oxygen Berhad ....................        271,314
                                                                       ----------
                      Finance & Insurance -- 0.0% (a)
       101,000        AMMB Holdings Berhad .......................        102,354
                                                                       ----------
                      Food & Beverage Products -- 0.1%
        81,000        Nestle Malaysia Berhad .....................        436,488
                                                                       ----------
                      Total Malaysia .............................      1,808,070
                                                                       ==========
                      NETHERLANDS -- 4.7%
                      Diversified Companies -- 0.0% (a)
           800        Unilever NV CVA ............................         56,948
                                                                       ----------
                      Energy -- 0.6%
        30,000        IHC Caland NV ..............................      1,746,448
                                                                       ----------
                      Food & Beverage Products -- 1.3%
        20,263        CSM NV .....................................      1,106,385
        20,350        CSM NV, Certificates .......................      1,108,113
        60,000        Numico Kon NV ..............................      1,992,971
                                                                       ----------
                                                                        4,207,469
                                                                       ----------
                      Information Services &
                      Technology -- 0.7%
        49,200        Getronics NV ...............................      2,148,131
                                                                       ----------
                      Oil/Energy -- 0.0% (a)
         2,600        Royal Dutch Petroleum Co. ..................        143,250
                                                                       ----------
                      Publishing, Broadcasting &
                      Entertainment -- 2.1%
        14,000        Elsevier NV ................................        211,376
        61,500        Elsevier NV ADS ............................      1,883,438
        80,000        VNU ........................................      2,597,891


        Shares                                                               Value
COMMON STOCKS -- continued
                      Publishing, Broadcasting &
                      Entertainment -- continued
        14,550        Wolters Kluwer NV ..........................     $1,905,091
                                                                       ----------
                                                                        6,597,796
                                                                       ----------
                      Total Netherlands ..........................     14,900,042
                                                                       ==========
                      NORWAY -- 2.5%
                      Food & Beverage Products -- 1.5%
        40,100        Orkla ASA ..................................      4,753,995
                                                                       ----------
                      Publishing, Broadcasting &
                      Entertainment -- 1.0%
       175,000        Schibsted ASA ..............................      3,332,640
                                                                       ----------
                      Total Norway ...............................      8,086,635
                                                                       ==========
                      PORTUGAL -- 0.1%
                      Retailing & Wholesale -- 0.1%
         3,496        Jeronimo Martins ...........................        163,444
                                                                       ----------
                      Telecommunication Services &
                      Equipment -- 0.0  % (a
         2,000        Portugal Telecom SA ........................        107,475
                                                                       ----------
                      Total Portugal .............................        270,919
                                                                       ==========
                      SPAIN -- 1.8  %
                      Industrial Specialty Products &
                        Services -- 0.6  %
       140,000        Prosegur, CIA de Seguridad SA ..............      1,764,938
                                                                       ----------
                      Utilities -- Electric -- 1.2  %
         2,400        Endesa SA ..................................         58,306
       155,500        Endesa SA, ADS .............................      3,770,875
                                                                       ----------
                                                                        3,829,181
                                                                       ----------
                      Total Spain ................................      5,594,119
                                                                       ==========
                      SWEDEN -- 1.9  %
                      Healthcare Products & Services --
                        1.3   %
       183,000        Astra AB, ADS ..............................      3,762,937
        15,733        Astra AB, Ser. A ...........................        323,114
                                                                       ----------
                                                                        4,086,051
                                                                       ----------
                      Retailing & Wholesale -- 0.6%
        41,000        Hennes & Mauritz, Cl. B ....................      2,134,203
                                                                       ----------
                      Total Sweden ...............................      6,220,254
                                                                       ==========
                      SWITZERLAND -- 2.9  %
                      Chemical & Agricultural Products -- 1.8  %
         1,000 *      Ems- Chemie Holding AG .....................      5,681,439
                                                                       ----------
                      Finance & Insurance -- 0.1%
           165 *      Schweizerische
                      Rueckversicherungs-Gesellschaft ............        363,979
                                                                       ----------
                      Food & Beverage Products -- 0.3%
           450 *      Nestle SA ..................................        872,709
                                                                       ----------
                      Healthcare Products & Services -- 0.7  %
            75        Novartis AG ................................        124,359
           695        Novartis AG, Registered Shares .............      1,148,684
            79        Roche Holding AG ...........................        800,530

                                   EVERGREEN
                              Global Leaders Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




        Shares                                                         Value
COMMON STOCKS -- continued
                      Healthcare Products & Services -- continued
            18        Roche Holding AG, Bearer Shares ......     $   301,399
                                                                 -----------
                                                                   2,374,972
                                                                 -----------
                      Total Switzerland ....................       9,293,099
                                                                 ===========
                      UNITED KINGDOM -- 8.6%
                      Advertising & Related Services -- 0.5%
       100,000        Pearson Publishing Plc ...............       1,567,319
                                                                 -----------
                      Banks -- 0.6
       117,100        Lloyds TSB Group Plc .................       1,754,044
                                                                 -----------
                      Building, Construction &
                        Furnishings -- 0.3
       125,800        Wolseley Plc .........................         882,735
                                                                 -----------
                      Chemical & Agricultural Products -- 0.3%
        50,000        Burmah Castrol Plc ...................       1,034,565
                                                                 -----------
                      Diversified Companies -- 0.8%
       100,000        Smiths Industries Plc ................       1,439,358
       130,000        TI Group Plc .........................       1,167,712
                                                                 -----------
                                                                   2,607,070
                                                                 -----------
                      Finance & Insurance -- 0.3%
        92,750        Legal & General Group Plc ............       1,112,374
                                                                 -----------
                      Healthcare Products & Services -- 1.2%
        19,024        SmithKline Beecham Plc ...............         226,887
        61,200        SmithKline Beecham Plc, ADR ..........       3,645,225
                                                                 -----------
                                                                   3,872,112
                                                                 -----------
                      Industrial Specialty Products &
                        Services -- 1.4
       220,000        Morgan Crucible Co. Plc ..............       1,660,646
       280,200        Rentokil Initial Plc .................       1,805,630
       119,333        Williams Holdings Plc ................         916,202
                                                                 -----------
                                                                   4,382,478
                                                                 -----------
                      Publishing, Broadcasting &
                        Entertainment -- 1.3
        17,100        Carlton Communications Plc ...........         153,170
        45,000        Carlton Communications Plc, ADS ......       2,041,875
       120,000        Granada Group Plc ....................       2,067,457
                                                                 -----------
                                                                   4,262,502
                                                                 -----------
                      Retailing & Wholesale -- 1.3%
        79,560        Argos Plc ............................         861,027
       135,000        Laporte ..............................       1,817,806
       177,000        Next Plc .............................       1,465,536
                                                                 -----------
                                                                   4,144,369
                                                                 -----------
                      Telecommunication Services &
                        Equipment -- 0.6
        17,500        Vodafone Group Plc, ADR ..............       1,923,906
                                                                 -----------
                      Total United Kingdom .................      27,543,474
                                                                 ===========
                      UNITED STATES -- 33.4%
                         Advertising & Related Services -- 0.8%
        35,800        Gannett Co., Inc. ....................       2,432,163
                                                                 -----------
                      Automotive Equipment &
                        Manufacturing -- 0.5
        30,000        TRW, Inc. ............................       1,584,375
                                                                 -----------


        Shares                                                         Value
COMMON STOCKS -- continued
                      Banks -- 0.6%
        44,000        Norwest Corp. ........................     $ 1,746,250
                                                                 -----------
                      Building, Construction &
                        Furnishings -- 1.0%
        45,000        Home Depot, Inc. .....................       3,133,125
                                                                 -----------
                      Capital Goods -- 0.7%
        39,800        Deere & Co. ..........................       2,325,813
                                                                 -----------
                      Chemical & Agricultural Products -- 1.9
        57,800        Du Pont (E. I.) De Nemours &Co. ......       4,208,562
        42,500        Nalco Chemical Co. ...................       1,689,375
                                                                 -----------
                                                                   5,897,937
                                                                 -----------
                      Consumer Products & Services -- 2.6
        25,800        Avon Products, Inc. ..................       2,120,437
        73,250 *      Cendant Corp. ........................       1,831,250
        50,000        Mattel, Inc. .........................       1,915,625
        46,000        Maytag Corp ..........................       2,369,000
                                                                 -----------
                                                                   8,236,312
                                                                 -----------
                      Diversified Companies -- 0.9%
        65,900        AlliedSignal, Inc. ...................       2,887,244
                                                                 -----------
                      Electrical Equipment & Services -- 3.0
        69,000        General Electric Co. .................       5,873,625
        52,300        Sundstrand Corp. .....................       3,611,969
                                                                 -----------
                                                                   9,485,594
                                                                 -----------
                      Energy -- 0.7%
        45,000        Dresser Industries, Inc. .............       2,379,375
                                                                 -----------
                      Finance & Insurance -- 4.0%
        43,000        Federal National Mortgage Association        2,574,625
        21,900        Marsh & McLennan Co., Inc. ...........       1,995,637
        74,850        MBNA Corp. ...........................       2,535,544
        50,000        Schwab (Charles) & Co., Inc. .........       1,750,000
        35,000        SLM Holding Corp. ....................       1,494,063
        50,000        SunAmerica, Inc. .....................       2,496,875
                                                                 -----------
                                                                  12,846,744
                                                                 -----------
                      Food & Beverage Products -- 0.9%
        31,000        Campbell Soup Co. ....................       1,590,687
        18,400        Coca Cola Co. ........................       1,396,100
                                                                 -----------
                                                                   2,986,787
                                                                 -----------
                      Healthcare Products & Services -- 2.1
        34,000        Merck & Co., Inc. ....................       4,097,000
        34,000        Schering-Plough Corp. ................       2,724,250
                                                                 -----------
                                                                   6,821,250
                                                                 -----------
                      Information Services &
                        Technology -- 7.2
        53,750 *      Cisco Systems, Inc. ..................       3,937,187
       100,000        Compaq Computer Corp. ................       2,806,250
        45,000        Computer Associates
                      International, Inc. ..................       2,635,313
        41,200        Intel Corp. ..........................       3,329,475
        57,000 *      Microsoft Corp. ......................       5,137,125
        65,000 *      Oracle Systems Corp. .................       1,681,875
       106,000 *      Parametric Technology Corp. ..........       3,388,687
                                                                 -----------
                                                                  22,915,912
                                                                 -----------

                                   EVERGREEN
                              Global Leaders Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)


  Shares                                            Value
COMMON STOCK -- continued
           Leisure & Tourism -- 2.2%
  45,900   Callaway Golf Co. ...............    $  1,250,775
  40,000   Carnival, Corp. Cl. A ...........       2,782,500
  24,300   Disney Walt Co. .................       3,020,794
                                                ------------
                                                   7,054,069
                                                ------------
           Publishing, Broadcasting &
             Entertainment -- 0.5%
  26,000   Tribune Co. .....................       1,716,000
                                                ------------
           Real Estate -- 1.5%
  50,000   Marriott International, Inc. ....       1,650,000
  65,000   Marriott International, Inc. Cl. A      2,080,000
  37,500   Sodexho Marriott Services, Inc. .         956,250
                                                ------------
                                                   4,686,250
                                                ------------
           Retailing & Wholesale -- 2.3%
  45,000   Gap, Inc. .......................       2,314,687
 101,200   Wal-Mart Stores, Inc. ...........       5,116,925
                                                ------------
                                                   7,431,612
                                                ------------
           Total United States .............     106,566,812
                                                ============
           Total Common Stocks
           (Cost -- $231,931,434)...........     290,681,177
                                                ============
PREFERRED STOCKS -- 0.3%
           GERMANY -- 0.3%
           Utilities -- Electric -- 0.3%
  25,000   RWE AG ..........................       1,046,223
                                                ============
           Total Preferred Stocks
           (Cost -- $966,606)...............       1,046,223
                                                ============
WARRANTS -- 0.0% (a)
           HONG KONG -- 0.0% (a)
           Utilities -- Gas -- 0.0%
  43,100   Hong Kong & China Gas ...........               0
                                                ============
           MALAYSIA -- 0.0% (a)
           Banks -- 0.0%
  26,750   Commerce Asset Holding, Warrants @
           7.45MYR expiring 3/16/2002 ......           3,335
                                                ------------
           Total Warrants
           (Cost -- $16,301)................           3,335
                                                ============




  Principal
   Amount                                                      Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.6%
              UNITED STATES -- 1.6%
 $  350,000   U.S. Treasury Bond Strip,
              5.72%, 8/15/05 .........................     $    230,502
              U.S. Treasury Bonds
  1,430,000   11.75%,11/15/14 ........................        2,121,316
    500,000   7.50%, 11/15/16 ........................          581,719
    325,000   7.25%, 8/15/22 .........................          374,664
    988,000   7.625%, 11/15/22 .......................        1,186,836
    400,000   U.S. Treasury Notes,
              6.25%, 2/15/03 .........................          409,501
    350,000   U.S. Treasury Strip,
              5.70%, 2/15/05 .........................          237,513
                                                           ------------
              Total U. S. Government & Agency
              Obligations
              (Cost -- $4,721,874)....................        5,142,051
                                                           ============
SHORT-TERM INVESTMENTS -- 6.7%
              UNITED STATES -- 6.7%
  6,630,000   Federal Home Loan MortgageCorp.
              5.41%, 5/28/98 .........................        6,603,099
    310,000   Four Winds Funding Corp.
              5.53%, 5/4/98 ..........................          309,857
    430,000   Golden Managers AcceptanceCorp.
              5.53%, 6/2/98 ..........................          427,886
    300,000   Magenta Capital Corp.
              5.58%, 5/5/98 ..........................          299,814
  2,250,000   Montana Blanc Capital Corp.
              5.53%, 5/26/98 .........................        2,241,360
              Park Avenue Recreation Corp.
    470,000    5.54%, 6/5/98 .........................          468,991
    350,000    5.52%, 5/15/98 ........................          348,115
              PHH Corp.
  4,000,000    5.51%, 5/15/98 ........................        3,991,429
    315,000    5.55%, 5/20/98 ........................          314,077
  5,000,000   President & Fellows Harvard Co.
              5.50%, 5/13/98 .........................        4,990,833
    715,000   Three Rivers Funding Corp.
              5.53%, 5/19/98 .........................          713,023
    600,000   Tiger Managers Accept Corp.
              5.53%, 6/2/98 ..........................          597,051
                                                           ------------
              Total Short-Term Investments
              (Cost -- $21,305,535)...................       21,305,535
                                                           ============
              Total Investments --
               (Cost $258,941,750)..........  99.7%         318,178,321
              Other Assets and
               Liabilities -- Net ..........   0.3%           1,009,665
                                              ----         ------------
              Net Assets ...................   100%        $319,187,986
                                              ====         ============

                                   EVERGREEN
                              Global Leaders Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)

*  Non-income producing securities
(a)  Less than one-tenth percent.

Summary of abbreviations:
ADR   American Depository Receipts
ADS   American Depository Shares


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Forward Foreign Currency Exchange Contracts to Sell:

                                                                                         Unrealized
                                                    U. S. Value at     In Exchange      Appreciation
Exchange Date          Contracts to Deliver         April 30, 1998     for U. S. $     (Depreciation)
---------------   ------------------------------   ----------------   -------------   ---------------
5/1/98            336,032     Hong Kong Dollar          $43,381          $43,398            $17

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Equity Fund

                            Schedule of Investments

                           April 30, 1998 (Unaudited)




       Shares                                                Value
COMMON STOCKS -- 90.9%
                     ARGENTINA -- 2.7%
                     Oil/Energy -- 1.7%
   138,400           YPF SA, ADR .................     $4,826,700
     4,000           YPF SA, Cl. D ...............        139,380
                                                       ----------
                                                        4,966,080
                                                       ----------
                     Telecommunication Services &
                       Equipment -- 1.0%
    75,200           Telefonica de Argentina, ADR,      2,899,900
                                                       ----------
                     Cl. B
                     Total Argentina .............      7,865,980
                                                       ==========
                     AUSTRALIA -- 0.3%
                     Food & Beverage
                     Products -- 0.3%
 2,872,840           Burns Philp & Co., Ltd. .....        374,762
    84,596           Foodland Associates Ltd. ....        612,473
                                                       ----------
                     Total Australia .............        987,235
                                                       ==========
                     AUSTRIA -- 2.4%
                     Energy -- 0.5%
    10,521           OMV AG ......................      1,561,506
                                                       ----------
                     Engineering -- 0.9%
    26,500           VAE Eisenbahnsysteme AG .....      2,554,191
                                                       ----------
                     Information Services &
                       Technology -- 1.0%
    20,900           VA Technologie AG ...........      3,004,277
                                                       ----------
                     Total Austria ...............      7,119,974
                                                       ==========
                     BELGIUM -- 0.5%
                     Finance & Insurance -- 0.5%
    10,923           Dexia Belgium (Credit Communal)    1,496,827
                                                       ==========
                     BRAZIL -- 1.1%
                     Banks -- 0.5%
    39,300           Unibanco Uniao de Barncos
                     Brasileiras SA, GDR .........      1,562,175
                                                       ----------
                     Telecommunication Services &
                       Equipment -- 0.3%
     7,100           Telecomunicacoes Brasileiras
                     SA, ADR ("Telebras") ........        864,869
                                                       ----------
                     Utilities -- Water -- 0.3%
 3,844,900 *         Companhia de Saneamento Basico
                     do Estado ("SABESP") ........        874,108
                                                       ----------
                     Total Brazil ................      3,301,152
                                                       ==========
                     CHINA -- 0.4%
                     Transportation -- 0.4%
 6,517,800 *         Guangshen Railway Co. Ltd. ..      1,220,089
                                                       ==========
                     DENMARK -- 2.5%
                     Banks -- 1.5%
    35,500           Unidanmark AS, Registered          2,982,910
                                                       ----------
                     Shares
                     Consumer Products &
                       Services -- 0.9%
   48,100 *          ISS International Service
                     System AS, Ser. B ...........      2,600,703
                                                       ----------


       Shares                                                Value
COMMON STOCKS -- continued
                     Transportation -- 0.6%
    96,700           SAS Danmark AS ..............     $1,723,972
                                                       ----------
                     Total Denmark ...............      7,307,585
                                                       ==========
                     FINLAND --  1.8%
                     Diversified Companies -- 1.3%
    67,716           Huhtamaki Group .............      3,916,304
                                                       ----------
                     Machinery--Diversified -- 0.5%
    67,666           Rauma OY ....................      1,267,200
                                                       ----------
                     Total Finland ...............      5,183,504
                                                       ==========
                     FRANCE -- 1.0%
                     Banks -- 1.4%
    47,538 *         Banque Nationale de Paris ...      4,009,610
                                                       ----------
                     Finance & Insurance -- 2.1%
    12,300           AXA-UAP .....................      1,444,651
   123,600 *         Societe Genrale d'Enterprises      4,821,860
                                                       ----------
                     SA                                 6,266,511
                                                       ----------
                     Healthcare Products &
                       Services -- 2.0%
   118,050           Rhone-Poulenc SA, Cl. A .....      5,775,829
                                                       ----------
                     Industrial Specialty Products &
                       Services -- 1.7%
    96,900           Bouygues Offshore SA, ADR ...      2,077,294
    18,270           Compagnie de Saint Gobain ...      3,045,506
                                                       ----------
                                                        5,122,800
                                                       ----------
                     Oil/Energy -- 2.8%
    36,000           Societe Nationale Elf Aquitaine    4,725,337
                     SA
    28,560           Total SA, Cl. B .............      3,397,172
                                                       ----------
                                                        8,122,509
                                                       ----------
                     Total France ................     29,297,259
                                                       ==========
                     GERMANY -- 7.4%
                     Diversified Companies -- 0.5%
     4,200           Preussag AG .................      1,493,188
                                                       ----------
                     Finance & Insurance -- 2.0%
    23,700           Hannover Rueckversicherungs AG     3,011,117
     6,100           Munchener Ruckvers ..........      2,787,328
                                                       ----------
                                                        5,798,445
                                                       ----------
                     Healthcare Products &
                       Services -- 3.0%
    53,900           Degussa AG ..................      2,928,450
    51,000 *         Fresenius Medical Care AG ...      3,470,006
    62,200           Hoechst AG ..................      2,509,074
                                                       ----------
                                                        8,907,530
                                                       ----------
                     Manufacturing--Distributing -- 1.1%
     4,155           Mannesmann AG ...............      3,297,049
                                                       ----------
                     Transportation -- 0.8%
     5,700           GEA AG ......................      2,305,982
                                                       ----------
                     Total Germany ...............     21,802,194
                                                       ==========

                                   EVERGREEN
                           International Equity Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




       Shares                                                        Value
COMMON STOCKS -- continued
                     HONG KONG -- 1.6%
                     Banks -- 0.1%
  124,500            Wing Hang Bank Ltd. .................     $  350,387
                                                               ----------
                     Diversified Companies -- 1.5%
3,393,000            Cosco Pacific Ltd. ..................      2,299,671
3,580,793            First Pacific Ltd. ..................      1,721,980
  112,400 *          Jardine Matheson Holdings Ltd. ......        474,328
                                                               ----------
                                                                4,495,979
                                                               ----------
                     Total Hong Kong .....................      4,846,366
                                                               ==========
                     INDIA -- 0.8%
                     Banks -- 0.6%
   91,200            State Bank of India, GDR, 144A ......      1,732,800
                                                               ----------
                     Metal Products & Services -- 0.2%
   38,025            Hindalco Industries Ltd., GDR, 144A .        731,981
                                                               ----------
                     Total India .........................      2,464,781
                                                               ==========
                     IRELAND -- 1.4%
                     Food & Beverage Products -- 1.4%
  193,100            Greencore Group Plc .................      1,179,171
  185,575            Kerry Group Plc .....................      2,930,741
                                                               ----------
                     Total Ireland .......................      4,109,912
                                                               ==========
                     ISRAEL -- 1.0%
                     Manufacturing -- Distributing -- 0.4%
   35,500            Orbotech Ltd. .......................      1,282,438
                                                               ----------
                     Telecommunication Services &
                       Equipment -- 0.6%
   53,800            ECI Telecommunications Ltd. .........      1,640,900
                                                               ----------
                     Total Israel ........................      2,923,338
                                                               ==========
                     ITALY -- 5.2%
                     Diversified Companies -- 0.0% (a)
   12,200 *          Grassetto SpA .......................            700
                                                               ----------
                     Energy -- 1.4%
  591,000            ENI SpA .............................      3,968,693
                                                               ----------
                     Finance & Insurance -- 1.0%
1,360,600            Parmalat Finanziara SpA .............      3,068,618
                                                               ----------
                     Other -- 0.8%
   77,000            Assicruz Generali ...................      2,316,934
                                                               ----------
                     Publishing, Broadcasting &
                       Entertainment -- 0.5%
2,929,000            Seat SpA ............................      1,455,116
                                                               ----------
                     Telecommunication Services &
                       Equipment -- 1.5%
  583,700            Telecom Italia SpA ..................      4,366,176
                                                               ----------
                     Total Italy .........................     15,176,237
                                                               ==========
                     JAPAN -- 10.6%
                     Banks -- 0.0%
      300            Sumitomo Bank Ltd. ..................          2,834
                                                               ----------
                     Business Equipment &
                       Services -- 0.9%
  220,000            Fujitsu Ltd. ........................      2,568,384
                                                               ----------


       Shares                                                        Value
COMMON STOCKS -- continued
                     Consumer Products &
                       Services -- 2.0%
   34,000            Sony Corp. ..........................     $2,828,623
   37,000            TDK Corp. ...........................      2,924,437
                                                               ----------
                                                                5,753,060
                                                               ----------
                     Electrical Equipment &
                       Services -- 4.2%
   22,060            Advantest Corp. .....................      1,483,558
  300,000            Fujikura Ltd. .......................      1,546,018
  284,000            NEC Corp. ...........................
                                                                3,197,522
   37,000            Rohm Co. Ltd. .......................      4,176,968
   52,000            Tokyo Electron Ltd. .................      2,043,222
                                                               ----------
                                                               12,447,288
                                                               ----------
                     Finance & Insurance -- 1.9%
   62,700            Orix Corp. ..........................      4,335,084
   27,000            Takefuji Corp .......................      1,417,939
                                                               ----------
                                                                5,753,023
                                                               ----------
                     Manufacturing--Distributing -- 1.5%
  404,000            Minebea Co. Ltd. ....................      4,518,060
                                                               ----------
                     Real Estate -- 0.1%
   45,000            Hankyu Realty Co. ...................        212,861
                                                               ----------
                     Total Japan .........................     31,255,510
                                                               ==========
                     KOREA -- 1.8%
                     Electrical Equipment &
                       Services -- 0.5%
   29,470            Samsung Display Devices .............      1,466,334
                                                               ----------
                     Industrial Specialty Products &
                       Services -- 0.4%
  157,090            Samsung Heavy Industries ............      1,109,562
                                                               ----------
                     Manufacturing--Distributing -- 0.3%
   28,600            Hyundai Heavy Industries ............        920,164
                                                               ----------
                     Telecommunication Services &
                       Equipment -- 0.6%
  156,030            Goldstar Telecommunications Co. .....      1,856,249
                                                               ----------
                     Total Korea .........................      5,352,309
                                                               ==========
                     LUXEMBOURG -- 0.3%
                     Telecommunication Services &
                       Equipment -- 0.3%
   22,500 *          Millicom International Cellular
                     SA, GDR .............................        880,313
                                                               ==========
                     MEXICO -- 0.6%
                     Food & Beverage Products -- 0.6%
  245,000            Fomento Economico Mexicano ..........      1,814,387
                                                               ==========
                     NETHERLANDS -- 6.3%
                     Consumer Products &
                       Services -- 3.4%
   53,500            Hagemeyer NV ........................      2,550,393
   83,850            Philips Electronics NV ..............      7,367,643
                                                               ----------
                                                                9,918,036
                                                               ----------
                     Finance & Insurance -- 2.0%
   90,000            ING Groep NV ........................      5,831,889
                                                               ----------

                                   EVERGREEN
                           International Equity Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




       Shares                                         Value
COMMON STOCKS -- continued
                     Food & Beverage
                     Products -- 0.4%
   25,000            CSM NV, Certificates .     $1,361,319
                                                ----------
                     Transportation -- 0.5%
   39,300            Pakhoed NV Kon .......      1,439,632
                                                ----------
                     Total Netherlands ....     18,550,876
                                                ==========
                     NEW ZEALAND -- 1.4%
                     Building, Construction &
                       Furnishings -- 0.5%
  743,800            Fletcher Challenge
                     Building, ADR               1,503,979
                                                ----------
                     Finance &
                     Insurance -- 0.7%
3,711,700            Brierley Investments
                     Ltd.                        2,144,323
                                                ----------
                     Forest Products -- 0.2%
  345,350            Carter Holt Harvey Ltd.       458,502
                                                ----------
                     Total New Zealand ....      4,106,804
                                                ==========
                     NORWAY -- 1.6%
                     Banks -- 0.2%
   21,600            Sparebanken Nor ......        747,370
                                                ----------
                     Energy -- 0.8%
    2,300            Smedvig ASA, ADR .....         46,000
  111,800            Smedvig ASA, Ser. B ..      2,249,029
                                                ----------
                                                 2,295,029
                                                ----------
                     Oil/Energy -- 0.6%
   32,200            Transocean Offshore,
                     Inc.                        1,799,175
                                                ----------
                     Total Norway .........      4,841,574
                                                ==========
                     PAKISTAN -- 0.0% (a)
                     Energy -- 0.0%
    4,488 *          Sui Southern Gas Co.,
                     Ltd.                            1,716
                                                ==========
                     PORTUGAL -- 0.7%
                     Banks -- 0.3%
   65,200            Bco Mello SA .........        970,822
                                                ----------
                     Building, Construction &
                       Furnishings -- 0.4%
   68,400            Mota e Companhia SA ..      1,124,817
                                                ----------
                     Total Portugal .......      2,095,639
                                                ==========
                     SINGAPORE -- 1.6%
                     Banks -- 1.4%
  546,390            Development Bank of         3,625,337
                     Singapore Ltd.
  320,000            Keppel Bank ..........        416,556
                                                ----------
                                                 4,041,893
                                                ----------
                     Real Estate -- 0.2%
  485,600            DBS Land Ltd. ........        733,386
                                                ----------
                     Total Singapore ......      4,775,279
                                                ==========
                     SPAIN -- 1.9%
                     Banks -- 1.0%
   34,500            Corporacion Bancaria de
                     Espana SA                   2,876,888
                                                ----------

       Shares                                         Value
COMMON STOCKS -- continued
                     Utilities -- 0.9%
  163,500            Iberdrola SA .........     $2,630,171
                                                ----------
                     Total Spain ..........      5,507,059
                                                ==========
                     SWEDEN -- 6.2%
                     Consumer Products &
                      Services -- 1.6%
   49,900            Electrolux AB, Ser. B       4,640,661
                                                ----------
                     Electrical Equipment &
                      Services -- 1.3%
  241,600            AAB AB, Ser. B .......      3,744,769
                                                ----------
                     Finance & Insurance -- 1.7%
  662,778            Nordbanken Holding ...      4,879,662
                                                ----------
                     Healthcare Products &
                      Services -- 0.4%
   39,800            Biora AB, ADR ........      1,248,725
                                                ----------
                     Manufacturing--Distributing
                     -- 1.2%
  179,000            SKF AB, Ser. B .......      3,606,820
                                                ----------
                     Total Sweden .........     18,120,637
                                                ==========
                     SWITZERLAND -- 5.1%
                     Diversified
                     Companies -- 1.0%
   16,650 *          Oerlikon Buhrle Holding AG  2,840,653
                                                ----------
                     Finance & Insurance -- 2.9%
    2,085            Julius Baer Holding AG.     5,752,682
    1,300            Schweizerische
                     Rueckversicherungs-
                     Gesellschaft .........      2,867,711
                                                ----------
                                                 8,620,393
                                                ----------
                     Industrial Specialty
                     Products & Services -- 0.7%
    2,980            Sulzer AG ............      2,134,955
                                                ----------
                     Retailing &
                     Wholesale -- 0.5%
   11,404 *          Tag Heuer International     1,200,821
                     SA
   12,600 *          Tag Heuer International
                     SA, ADR ..............        137,025
                                                ----------
                                                 1,337,846
                                                ----------
                     Total Switzerland ....     14,933,847
                                                ==========
                     THAILAND -- 0.0% (a)
                     Building, Construction &
                      Furnishings -- 0.0% (a)
    5,800            Siam Cement Public Co.
                     Ltd. .................         81,935
                                                ----------
                     Real Estate -- 0.0% (a)
    3,941            Land & House Public Co.,
                     Ltd.
                     Foreign Shares .......          2,116
                                                ----------
                     Total Thailand .......         84,051
                                                ==========
                     UNITED KINGDOM -- 13.7%
                     Automotive Equipment &
                      Manufacturing -- 1.1%
  692,600            Rolls-Royce Plc ......      3,232,248
                                                ----------
                     Banks -- 1.0%
  187,700            Standard Chartered ...      2,828,831
                                                ----------
                     Building, Construction &
                       Furnishings -- 1.2%
1,695,000            Pilkington Plc .......      3,558,208
                                                ----------

                                   EVERGREEN
                           International Equity Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)




     Shares                                                    Value
COMMON STOCKS -- continued
               Chemical & Agricultural
                 Products -- 0.5%
       80,300  Imperial Chemical Industries Plc .......    $  1,458,691
                                                           ------------
               Diversified Companies -- 3.5%
      995,800  Cookson Group Plc ......................       4,472,335
        8,800  Perpetual Plc ..........................         588,791
      698,000  Williams Holdings Plc ..................       5,359,028
                                                           ------------
                                                             10,420,154
                                                           ------------
               Electrical Equipment &
                 Services -- 0.3%
       35,300  Siebe Plc ..............................         788,858
                                                           ------------
               Finance & Insurance -- 2.2%
      140,800  HSBC Holdings Plc ......................       4,017,144
      220,400  Royal & Sun Alliance Insurance
               Group Plc ..............................       2,462,669
                                                           ------------
                                                              6,479,813
                                                           ------------
               Food & Beverage Products -- 0.2%
      111,500  Safeway Plc ............................         664,894
                                                           ------------
               Healthcare Products & Services -- 1.5%
       83,900  Glaxo Wellcome Plc .....................       2,371,738
      652,800  Medeva Plc .............................       1,943,650
                                                           ------------
                                                              4,315,388
                                                           ------------
               Leisure & Tourism -- 0.6%
      616,992  Thistle Hotels Plc .....................       1,795,753
                                                           ------------
               Retailing & Wholesale -- 0.6%
      173,700  Dixons Group ...........................       1,659,029
                                                           ------------
               Telecommunication Services &
                 Equipment -- 1.0%
      417,200* Orange Plc .............................       2,995,522
                                                           ------------
               Total United Kingdom ...................      40,197,389
                                                           ============
               Total Common Stocks
               (Cost -- $241,477,537)..................     267,619,823
                                                           ============
PREFERRED STOCKS -- 3.4%
               AUSTRIA -- 1.2%
               Banks -- 1.2%
      47,200   Bank Austria AG ........................       3,648,454
                                                           ============
               BRAZIL -- 1.7%
               Iron & Steel -- 0.5%
      63,300   Compania Vale do Rio Doce
               Navegacao SA ...........................       1,494,426
                                                           ------------

     Shares                                                    Value
PREFERRED STOCKS -- continued
               Oil/Energy -- 0.5%
   5,245,000   Petroleo Brasileiro SA, ("Petrobras") ..    $  1,329,996
                                                           ------------
               Telecommunication Services &
                 Equipment -- 0.7%
   3,691,000   Telecomunicacoes de Rio de
               Janiero SA .............................         580,930
   4,396,000*  Telecomunicaoes de Sao Paulo SA ........       1,495,251
                                                           ------------
                                                              2,076,181
                                                           ------------
               Total Brazil ...........................................
                                                              4,900,603
                                                           ============
               GERMANY -- 0.5%
               Manufacturing--Distributing -- 0.5%
     4,615     KSB AG .................................       1,543,005
                                                           ------------
               Total Preferred Stocks
               (Cost -- $8,442,479)....................      10,092,062
                                                           ============
WARRANTS -- 0.0% (a)
               THAILAND -- 0.0% (a)
               Manufacturing--Distributing -- 0.0% (a)
     1,420*    One Holding Public Co. Ltd.,
               Warrants @ 44 THB, expiring
               11/20/01 ...............................               0
                                                           ============
               Total Warrants
               (Cost -- $0)...............................            0
                                                           ============
RIGHTS -- 0.2%
               KOREA -- 0.2%
               Electrical Equipment &
                 Services -- 0.2%
    29,470     Samsung Display Devices,
               Rights, Expiring 5/13/98 ...............         511,563
                                                           ============
               Total Rights
               (Cost -- $0)............................         511,563
                                                           ============


   Principal
    Amount
SHORT-TERM INVESTMENTS -- 5.2%
               UNITED STATES -- 5.2%
$15,156,000    State Street Bank & Trust Co.,
               purchased 4/30/98, 5.40%, maturing
               5/1/98, maturity value $15,158,273
               (b) (cost, $15,156,000)............      15,156,000
                                                        ----------
               Total Short-Investments
               (Cost -- $15,156,000)..............      15,156,000
                                                        ==========
               Total Investments --
                (Cost $265,076,016) ..... 99.7%        293,379,448
               Other Assets and
                Liabilities -- Net ......  0.3%            977,940
                                          ----         -----------
               Net Assets ...............  100%       $294,357,388
                                          ====        ============

*   Non-income producing securities

144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Funds Board of Trustees.
(a)  Less than one-tenth percent.
(b) Repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at April 30, 1998.



Summary of abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts

                                   EVERGREEN
                           International Equity Fund

                      Schedule of Investments (continued)

                           April 30, 1998 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                             Unrealized
                                                         U.S. Value at     In Exchange      Appreciation
 Exchange Date           Contracts to Receive         April 30, 1998      for U.S. $     (Depreciation)
---------------   ---------------------------------- ----------------   -------------   ---------------
5/1/98                 287,247   British Pounds           $   480,478      $   479,415      $    1,063
5/29/98            516,000,000   Japanese Yen               3,916,003        3,933,287         (17,284)
5/29/98            232,000,000   Japanese Yen               1,760,683        1,796,221         (35,538)
5/4/98                 180,018   Norwegian Krone               24,142           24,181             (39)
5/4/98              87,221,167   Portuguese Escudo            474,157          474,802            (645)

Forward Foreign Currency Exchange Contracts to Sell:

                         Contracts to Deliver
                  ----------------------------------
5/1/98               8,339,109   Japanese Yen             $    63,013      $    63,056      $       43
5/29/98              4,700,000   Japanese Yen              35,669,018       37,000,590       1,331,571

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Assets and Liabilities

                        Six Months Ended April 30, 1998


                                                                                               Emerging
                                                                                               Markets
                                                                                             Growth Fund
                                                                                           ---------------
 Assets
  Investments at value (identified cost -- $65,986,341, $258,941,750, and $265,076,016, respectively) .........................................................................  $ 75,045,603
  Foreign currency, at value (identified cost -- $23,223, $1,831,190, and $461,886,
   respectively) .........................................................................        23,223
  Cash ...................................................................................         9,610
  Receivable for investments sold ........................................................     4,513,385
  Receivable for Fund shares sold ........................................................       460,530
  Dividends and interest receivable ......................................................       455,662
  Unamortized organization expenses ......................................................        13,748
  Unrealized appreciation on forward foreign currency exchange contracts .................           234
  Pepaid expenses and other assets .......................................................        25,982
------------------------------------------------------------------------------------------  ------------
    Total assets .........................................................................    80,547,977
------------------------------------------------------------------------------------------  ------------
 Liabilities
  Payable for investments purchased ......................................................       665,803
  Payable for Fund shares repurchased ....................................................        49,406
  Advisory fee payable ...................................................................        56,137
  Distribution Plan Expenses payable .....................................................         5,446
  Due to related parties .................................................................         1,817
  Unrealized depreciation on forward foreign currency exchange contracts .................         7,502
  Accrued expenses and other liabilities .................................................        53,487
------------------------------------------------------------------------------------------  ------------
    Total liabilities ....................................................................       839,598
------------------------------------------------------------------------------------------  ------------
 Net assets ..............................................................................  $ 79,708,379
------------------------------------------------------------------------------------------  ------------
 Net assets represented by
  Paid-in capital ........................................................................  $ 73,165,149
  Undistributed net investment income (accumulated net investment loss) ..................       708,724
  Accumulated undistributed net realized gain (loss) on investments and foreign currency
   related transactions ..................................................................    (3,222,498)
  Net unrealized appreciation on investments and foreign currency
   related transactions ..................................................................     9,057,004
------------------------------------------------------------------------------------------  ------------
    Total net assets .....................................................................  $ 79,708,379
------------------------------------------------------------------------------------------  ------------
 Net assets consists of
  Class A ................................................................................  $  6,555,616
  Class B ................................................................................     4,471,185
  Class C ................................................................................       664,119
  Class Y ................................................................................    68,017,459
------------------------------------------------------------------------------------------  ------------
                                                                                            $ 79,708,379
------------------------------------------------------------------------------------------  ------------
 Shares outstanding
  Class A ................................................................................       609,554
  Class B ................................................................................       422,518
  Class C ................................................................................        62,821
  Class Y ................................................................................     6,291,549
------------------------------------------------------------------------------------------  ------------
 Net asset value per share
  Class A ................................................................................  $      10.75
------------------------------------------------------------------------------------------  ------------
  Class A -- Offering price (based on sales charge of 4.75%) .............................  $      11.29
------------------------------------------------------------------------------------------  ------------
  Class B ................................................................................  $      10.58
------------------------------------------------------------------------------------------  ------------
  Class C ................................................................................  $      10.57
------------------------------------------------------------------------------------------  ------------
  Class Y ................................................................................  $      10.81
------------------------------------------------------------------------------------------  ------------



                                                                                                 Global      International
                                                                                               Leaders          Equity
                                                                                                 Fund            Fund
                                                                                           --------------- ---------------
 Assets
  Investments at value (identified cost -- $65,986,341, $258,941,750, and $265,076,016,
   respectively) .........................................................................  $318,178,321    $ 293,379,448
  Foreign currency, at value (identified cost -- $23,223, $1,831,190, and $461,886,
   respectively) .........................................................................     1,831,657          464,602
  Cash ...................................................................................        63,395              538
  Receivable for investments sold ........................................................     1,857,655          972,411
  Receivable for Fund shares sold ........................................................     1,110,987        1,568,230
  Dividends and interest receivable ......................................................       693,181        1,235,759
  Unamortized organization expenses ......................................................        19,884            6,358
  Unrealized appreciation on forward foreign currency exchange contracts .................            17        1,332,677
  Pepaid expenses and other assets .......................................................        68,447           53,123
------------------------------------------------------------------------------------------- ------------    -------------
    Total assets .........................................................................   323,823,544      299,013,146
------------------------------------------------------------------------------------------- ------------    -------------
 Liabilities
  Payable for investments purchased ......................................................     3,661,969        3,671,491
  Payable for Fund shares repurchased ....................................................       330,031          470,684
  Advisory fee payable ...................................................................       248,758          214,256
  Distribution Plan Expenses payable .....................................................       160,169           21,777
  Due to related parties .................................................................         7,219            6,641
  Unrealized depreciation on forward foreign currency exchange contracts .................             0           53,506
  Accrued expenses and other liabilities .................................................       227,412          217,403
------------------------------------------------------------------------------------------- ------------    -------------
    Total liabilities ....................................................................     4,635,558        4,655,758
------------------------------------------------------------------------------------------- ------------    -------------
 Net assets ..............................................................................  $319,187,986    $ 294,357,388
------------------------------------------------------------------------------------------- ------------    -------------
 Net assets represented by
  Paid-in capital ........................................................................  $259,239,005    $ 275,656,707
  Undistributed net investment income (accumulated net investment loss) ..................    (1,339,607)         303,774
  Accumulated undistributed net realized gain (loss) on investments and foreign currency
   related transactions ..................................................................     2,053,701      (11,179,384)
  Net unrealized appreciation on investments and foreign currency
   related transactions ..................................................................    59,234,887       29,576,291
------------------------------------------------------------------------------------------- ------------    -------------
    Total net assets .....................................................................  $319,187,986    $ 294,357,388
------------------------------------------------------------------------------------------- ------------    -------------
 Net assets consists of
  Class A ................................................................................  $105,009,598    $  12,910,914
  Class B ................................................................................   166,125,459       23,519,130
  Class C ................................................................................     3,535,421          593,940
  Class Y ................................................................................    44,517,508      257,333,404
------------------------------------------------------------------------------------------- ------------    -------------
                                                                                            $319,187,986    $ 294,357,388
------------------------------------------------------------------------------------------- ------------    -------------
 Shares outstanding
  Class A ................................................................................     6,585,286        1,133,986
  Class B ................................................................................    10,570,477        2,078,769
  Class C ................................................................................       225,264           52,195
  Class Y ................................................................................     2,780,171       22,549,581
------------------------------------------------------------------------------------------- ------------    -------------
 Net asset value per share
  Class A ................................................................................  $      15.95    $       11.39
------------------------------------------------------------------------------------------- ------------    -------------
  Class A -- Offering price (based on sales charge of 4.75%) .............................  $      16.75    $       11.96
------------------------------------------------------------------------------------------- ------------    -------------
  Class B ................................................................................  $      15.72    $       11.31
------------------------------------------------------------------------------------------- ------------    -------------
  Class C ................................................................................  $      15.69    $       11.38
------------------------------------------------------------------------------------------- ------------    -------------
  Class Y ................................................................................  $      16.01    $       11.41
------------------------------------------------------------------------------------------- ------------    -------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                            Statements of Operations

                  Six Months Ended April 30, 1998 (Unaudited)


                                                                              Emerging Markets
                                                                                Growth Fund
                                                                            -------------------
Investment income
  Dividends (net of foreign withholding taxes of $34,472, $109,955, and
   $264,448, respectively).................................................    $     815,186
  Interest ................................................................          443,868
---------------------------------------------------------------------------    -------------
Total income ..............................................................        1,259,054
Expenses
  Advisory fee ............................................................          537,528
  Distribution Plan expenses ..............................................           30,651
  Transfer agent fees .....................................................           23,528
  Trustees fees ...........................................................              783
  Custodian fees ..........................................................           48,012
  Administrative services fees ............................................           10,766
  Amortization of organization expenses ...................................            5,048
  Other ...................................................................           59,616
---------------------------------------------------------------------------    -------------
   Total expenses .........................................................          715,932
  Less: Indirectly paid expenses ..........................................           (2,008)
        Fee waivers and/or reimbursement from Investment Advisor ..........         (145,745)
---------------------------------------------------------------------------    -------------
  Net expenses ............................................................          568,179
---------------------------------------------------------------------------    -------------
  Net investment income (loss)                                                       690,875
---------------------------------------------------------------------------    -------------
Net realized and  unrealized  gain (loss) on  investments  and foreign currency related transactions
  Net realized gain (loss) from Investments ...............................       (2,532,166)
   Foreign currency related transactions ..................................         (204,861)
---------------------------------------------------------------------------    -------------
  Net realized gain (loss) on investments and foreign currency
   related transactions ...................................................       (2,737,027)
---------------------------------------------------------------------------    -------------
  Net change in unrealized appreciation of investments and foreign
   currency related transactions ..........................................        9,513,131
---------------------------------------------------------------------------    -------------
  Net realized and unrealized gain on investments and foreign currency
   related transactions ...................................................        6,776,104
---------------------------------------------------------------------------    -------------
  Net increase in net assets resulting from operations ....................    $   7,466,979
---------------------------------------------------------------------------    -------------



                                                                              Global Leaders    International Equity
                                                                                   Fund                Fund
                                                                            ----------------- ----------------------
Investment income
  Dividends (net of foreign withholding taxes of $34,472, $109,955, and
   $264,448, respectively).................................................   $  1,284,456        $    2,241,342
  Interest ................................................................        386,637               627,185
----------------------------------------------------------------------------  ------------        --------------
Total income ..............................................................      1,671,093             2,868,527
Expenses
  Advisory fee ............................................................      1,183,378               988,003
  Distribution Plan expenses ..............................................        821,583               121,708
  Transfer agent fees .....................................................        495,768                95,315
  Trustees fees ...........................................................          3,299                 4,520
  Custodian fees ..........................................................        121,518               178,799
  Administrative services fees ............................................         37,088                39,566
  Amortization of organization expenses ...................................          3,879                 7,282
  Other ...................................................................        335,312                94,050
----------------------------------------------------------------------------  ------------        --------------
   Total expenses .........................................................      3,001,825             1,529,243
  Less: Indirectly paid expenses ..........................................         (1,003)              (14,597)
        Fee waivers and/or reimbursement from Investment Advisor ..........              0               (15,783)
----------------------------------------------------------------------------  ------------        --------------
  Net expenses ............................................................      3,000,822             1,498,863
----------------------------------------------------------------------------  ------------        --------------
  Net investment income (loss)                                                  (1,329,729)            1,369,664
----------------------------------------------------------------------------  ------------        --------------
Net realized and  unrealized  gain (loss) on  investments  and foreign currency related transactions
  Net realized gain (loss) from Investments ...............................      2,091,384           (13,588,352)
   Foreign currency related transactions ..................................        (17,239)            3,655,233
----------------------------------------------------------------------------  ------------        --------------
  Net realized gain (loss) on investments and foreign currency
   related transactions ...................................................      2,074,145            (9,933,119)
----------------------------------------------------------------------------  ------------        --------------
  Net change in unrealized appreciation of investments and foreign
   currency related transactions ..........................................     40,462,587            36,661,270
----------------------------------------------------------------------------  ------------        --------------
  Net realized and unrealized gain on investments and foreign currency
   related transactions ...................................................     42,536,732            26,728,151
----------------------------------------------------------------------------  ------------        --------------
  Net increase in net assets resulting from operations ....................   $ 41,207,003        $   28,097,815
----------------------------------------------------------------------------  ------------        --------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Changes In Net Assets

                   Six Months Ended April 30,1998 (Unaudited)


                                                                                 Emerging Markets
                                                                                   Growth Fund
                                                                               -------------------
Operations
 Net investment income (loss) ................................................   $      690,875
 Net realized gain (loss) on investments and foreign currency
  related transactions .......................................................       (2,737,027)
 Net change in unrealized appreciation of investments and foreign currency
  related transactions .......................................................        9,513,131
------------------------------------------------------------------------------   --------------
 Net increase in net assets resulting from operations ........................        7,466,979
------------------------------------------------------------------------------   --------------
Distributions to shareholders
 From net investment income
  Class A ....................................................................                0
  Class B ....................................................................                0
  Class C ....................................................................                0
  Class Y ....................................................................          (48,897)
 In excess of net investment income
  Class B ....................................................................                0
 From net realized gain on investments and foreign currency
  related transactions
  Class A ....................................................................          (79,620)
  Class B ....................................................................         (102,137)
  Class C ....................................................................          (33,101)
  Class Y ....................................................................       (1,528,035)
------------------------------------------------------------------------------   --------------
  Total distributions to shareholders ........................................       (1,791,790)
------------------------------------------------------------------------------   --------------
Capital share transactions
 Proceeds from shares sold ...................................................       17,022,793
 Payment for shares redeemed .................................................      (13,483,866)
 Net asset value of shares issued in reinvestment of distributions ...........        1,273,339
 Shares issued in acquisition of Blanchard Global Growth Fund ................                0
------------------------------------------------------------------------------   --------------
  Net increase in net assets resulting from capital share transactions .......        4,812,266
------------------------------------------------------------------------------   --------------
   Total increase in net assets ..............................................       10,487,455
Net assets
 Beginning of period .........................................................       69,220,924
------------------------------------------------------------------------------   --------------
 End of period ...............................................................   $   79,708,379
------------------------------------------------------------------------------   --------------
Undistributed net investment income (accumulated net investment loss) ........   $      708,724
------------------------------------------------------------------------------   --------------



                                                                                 Global Leaders    International Equity
                                                                                      Fund                Fund
                                                                               ----------------- ----------------------
Operations
 Net investment income (loss) ................................................   $  (1,329,729)      $   1,369,664
 Net realized gain (loss) on investments and foreign currency
  related transactions .......................................................       2,074,145          (9,933,119)
 Net change in unrealized appreciation of investments and foreign currency
  related transactions .......................................................      40,462,587          36,661,270
-------------------------------------------------------------------------------  -------------       -------------
 Net increase in net assets resulting from operations ........................      41,207,003          28,097,815
-------------------------------------------------------------------------------  -------------       -------------
Distributions to shareholders
 From net investment income
  Class A ....................................................................               0            (224,234)
  Class B ....................................................................               0            (384,964)
  Class C ....................................................................               0              (8,075)
  Class Y ....................................................................               0          (5,671,218)
 In excess of net investment income
  Class B ....................................................................               0              (3,883)
 From net realized gain on investments and foreign currency
  related transactions
  Class A ....................................................................        (165,467)           (468,089)
  Class B ....................................................................        (582,223)         (1,009,391)
  Class C ....................................................................         (10,308)            (20,961)
  Class Y ....................................................................        (150,779)        (10,681,505)
-------------------------------------------------------------------------------  -------------       -------------
  Total distributions to shareholders ........................................        (908,777)        (18,472,320)
-------------------------------------------------------------------------------  -------------       -------------
Capital share transactions
 Proceeds from shares sold ...................................................      45,606,831          72,610,356
 Payment for shares redeemed .................................................     (34,112,745)        (64,673,829)
 Net asset value of shares issued in reinvestment of distributions ...........         804,394          11,027,273
 Shares issued in acquisition of Blanchard Global Growth Fund ................      55,765,847                   0
-------------------------------------------------------------------------------  -------------       -------------
  Net increase in net assets resulting from capital share transactions .......      68,064,327          18,963,800
-------------------------------------------------------------------------------  -------------       -------------
   Total increase in net assets ..............................................     108,362,553          28,589,295
Net assets
 Beginning of period .........................................................     210,825,433         265,768,093
-------------------------------------------------------------------------------  -------------       -------------
 End of period ...............................................................   $ 319,187,986       $ 294,357,388
-------------------------------------------------------------------------------  -------------       -------------
Undistributed net investment income (accumulated net investment loss) ........   $  (1,339,607)      $     303,774
-------------------------------------------------------------------------------  -------------       -------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds




                      Statements of Changes in Net Assets

                      For the Year Ended October 31, 1997


                                                                                    Emerging Markets
                                                                                      Growth Fund
                                                                                  -------------------
Operations
 Net investment income (loss) ...................................................   $       67,828
 Net realized gain on investments and foreign currency related transactions .....        3,103,689
 Net change in unrealized appreciation (depreciation) of investments and
  foreign currency related transactions .........................................         (419,272)
---------------------------------------------------------------------------------   --------------
 Net increase in net assets resulting from operations ...........................        2,752,245
---------------------------------------------------------------------------------   --------------
Distributions to shareholders
 From net investment income
  Class A .......................................................................                0
  Class B .......................................................................                0
  Class C .......................................................................                0
  Class Y .......................................................................                0
 From net realized gain on investments and foreign currency
  related transactions
  Class A .......................................................................                0
  Class B .......................................................................                0
  Class C .......................................................................                0
  Class Y .......................................................................                0
---------------------------------------------------------------------------------   --------------
  Total distributions to shareholders ...........................................                0
---------------------------------------------------------------------------------   --------------
Capital share transactions
 Proceeds from shares sold ......................................................       44,864,733
 Payment for shares redeemed ....................................................      (11,964,860)
 Net asset value of shares issued in reinvestment of distributions ..............                0
---------------------------------------------------------------------------------   --------------
  Net increase in net assets resulting from capital share transactions ..........       32,899,873
---------------------------------------------------------------------------------   --------------
   Total increase in net assets .................................................       35,652,118
Net assets
 Beginning of year ..............................................................       33,568,806
---------------------------------------------------------------------------------   --------------
 End of year ....................................................................   $   69,220,924
---------------------------------------------------------------------------------   --------------
Undistributed net investment income (accumulated net investment loss) ...........   $       66,746
---------------------------------------------------------------------------------   --------------



                                                                                    Global Leaders    International Equity
                                                                                         Fund                Fund
                                                                                  ----------------- ----------------------
Operations
 Net investment income (loss) ...................................................   $    (699,681)      $   1,732,140
 Net realized gain on investments and foreign currency related transactions .....       1,604,061          15,970,099
 Net change in unrealized appreciation (depreciation) of investments and
  foreign currency related transactions .........................................      15,243,876         (13,032,715)
----------------------------------------------------------------------------------  -------------       -------------
 Net increase in net assets resulting from operations ...........................      16,148,256           4,669,524
----------------------------------------------------------------------------------  -------------       -------------
Distributions to shareholders
 From net investment income
  Class A .......................................................................               0            (107,348)
  Class B .......................................................................               0            (116,095)
  Class C .......................................................................               0              (1,194)
  Class Y .......................................................................               0          (2,176,422)
 From net realized gain on investments and foreign currency
  related transactions
  Class A .......................................................................         (15,146)                  0
  Class B .......................................................................         (48,643)                  0
  Class C .......................................................................            (735)                  0
  Class Y .......................................................................         (19,126)                  0
----------------------------------------------------------------------------------  -------------       -------------
  Total distributions to shareholders ...........................................         (83,650)         (2,401,059)
----------------------------------------------------------------------------------  -------------       -------------
Capital share transactions
 Proceeds from shares sold ......................................................     135,313,747         164,093,117
 Payment for shares redeemed ....................................................     (14,708,624)        (48,052,334)
 Net asset value of shares issued in reinvestment of distributions ..............          72,520           1,232,582
----------------------------------------------------------------------------------  -------------       -------------
  Net increase in net assets resulting from capital share transactions ..........     120,677,643         117,273,365
----------------------------------------------------------------------------------  -------------       -------------
   Total increase in net assets .................................................     136,742,249         119,541,830
Net assets
 Beginning of year ..............................................................      74,083,184         146,226,263
----------------------------------------------------------------------------------  -------------       -------------
 End of year ....................................................................   $ 210,825,433       $ 265,768,093
----------------------------------------------------------------------------------  -------------       -------------
Undistributed net investment income (accumulated net investment loss) ...........   $      (9,878)      $   5,226,484
----------------------------------------------------------------------------------  -------------       -------------

                  See Combined Notes to Financial Statements.

                    Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen International & Global Growth Funds consist of the Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders") and Evergreen International Equity Fund ("International Equity"), each of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen International Trust, a Delaware business trust organized on September 17, 1997. Formerly, each Fund was organized as either a Delaware business trust or a series of a Massachusetts business trust. Emerging Markets, Global Leaders and International are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y Shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. ACQUISITION INFORMATION

Effective December 1, 1997, Signet Banking Corporation ("Signet") merged with First Union Corporation ("First Union"). Effective at the close of business on February 27, 1998, Global Leaders acquired substantially all of the net assets of Blanchard Global Growth Fund, an open-end management investment company managed by a subsidiary of Signet and registered under the 1940 Act, valued at $55,765,847. The net assets were exchanged through a non-taxable transaction for 6,174,408 Class A Shares of Global Leaders valued at $15.28 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $2,310,199. The aggregate net assets of Global Leaders after the acquisition were $300,362,320.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Funds value securities traded in the over-the counter market at the mean between the bid and asked prices. Securities for which market quotations are not available from an independent pricing service, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Latin America, along with certain other Funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

F. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

G. Distributions
Distributions from net investment income for the Funds are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operating losses.

H. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
EMERGING MARKETS

                                                      Six Months Ended                Year Ended
                                                       April 30, 1998              October 31, 1997
                                                ---------------------------- -----------------------------
                                                    Shares        Amount         Shares         Amount
                                                ------------- -------------- ------------- ---------------
Class A
Shares sold ...................................   1,024,168    $ 10,304,601      373,278    $  3,938,592
Shares redeemed ...............................    (700,583)     (7,003,418)    (289,832)     (3,032,756)
Shares issued on reinvestment of distributions        8,077          78,672            0               0
----------------------------------------------- -----------   -------------  -----------   -------------
Net increase ..................................     331,662       3,379,855       83,446         905,836
----------------------------------------------- -----------   -------------  -----------   -------------
Class B
Shares sold ...................................      84,651         838,899      164,864       1,717,956
Shares redeemed ...............................     (80,566)       (794,961)    (100,251)     (1,000,964)
Shares issued on reinvestment of distributions       10,498         100,681            0               0
----------------------------------------------- -----------   -------------  -----------   -------------
Net increase ..................................      14,583         144,619       64,613         716,992
----------------------------------------------- -----------   -------------  -----------   -------------
Class C
Shares sold ...................................      22,724         227,095      128,876       1,301,468
Shares redeemed ...............................     (93,546)       (930,476)      (8,773)        (93,284)
Shares issued on reinvestment of distributions        3,451          33,092            0               0
----------------------------------------------- -----------   -------------  -----------   -------------
Net increase (decrease) .......................     (67,371)       (670,289)     120,103       1,208,184
----------------------------------------------- -----------   -------------  -----------   -------------
Class Y
Shares sold ...................................     570,909       5,652,198    3,444,422      37,906,717
Shares redeemed ...............................    (474,698)     (4,755,011)    (770,870)     (7,837,856)
Shares issued on reinvestment of distributions      108,476       1,060,894            0               0
----------------------------------------------- -----------   -------------  -----------   -------------
Net increase ..................................     204,687       1,958,081    2,673,552      30,068,861
----------------------------------------------- -----------   -------------  -----------   -------------
Net increase ..................................     483,561    $  4,812,266    2,941,714    $ 32,899,873
----------------------------------------------- -----------   -------------  -----------   -------------

--------------------------------------------------------------------------------
GLOBAL LEADERS

                                                                      Six Months Ended                   Year Ended
                                                                       April 30, 1998                 October 31, 1997
                                                              -------------------------------- ------------------------------
                                                                   Shares          Amount          Shares         Amount
                                                              --------------- ---------------- ------------- ----------------
Class A
Shares sold .................................................     1,266,616    $  17,131,384     2,037,338     $ 26,561,220
Shares redeemed .............................................    (1,165,611)     (17,918,460)     (304,314)      (4,039,813)
Shares issued on reinvestment of distributions ..............        11,768          163,222         1,245           15,030
Shares issued in acquisition of Blanchard Global Growth Fund      3,648,723       55,765,847            --               --
------------------------------------------------------------- -------------   --------------   -----------   --------------
Net increase ................................................     3,761,496       55,141,993     1,734,269       22,536,437
------------------------------------------------------------- -------------   --------------   -----------   --------------
Class B
Shares sold .................................................     1,390,542       20,315,609     6,953,600       90,590,909
Shares redeemed .............................................      (798,896)     (11,557,933)      (55,510)      (7,324,691)
Shares issued on reinvestment of distributions ..............        41,954          575,190         4,015           48,220
------------------------------------------------------------- -------------   --------------   -----------   --------------
Net increase ................................................       633,600        9,332,866     6,902,105       83,314,438
------------------------------------------------------------- -------------   --------------   -----------   --------------
Class C
Shares sold .................................................        69,403        1,031,934       173,061        2,249,794
Shares redeemed .............................................       (21,496)        (302,095)      (43,171)        (592,995)
Shares issued on reinvestment of distributions ..............           721            9,873            52              629
------------------------------------------------------------- -------------   --------------   -----------   --------------
Net increase ................................................        48,628          739,712       129,942        1,657,428
------------------------------------------------------------- -------------   --------------   -----------   --------------
Class Y
Shares sold .................................................       476,641        7,127,904     1,227,611       15,911,824
Shares redeemed .............................................      (287,168)      (4,334,257)     (203,730)      (2,751,116)
Shares issued on reinvestment of distributions ..............         4,034           56,109           715            8,632
------------------------------------------------------------- -------------   --------------   -----------   --------------
Net increase ................................................       193,507        2,849,756     1,024,596       13,169,340
------------------------------------------------------------- -------------   --------------   -----------   --------------
Net increase ................................................     4,637,231    $  68,064,327     9,790,912     $120,677,643
------------------------------------------------------------- -------------   --------------   -----------   --------------

                                       38

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY

                                                        Six Months Ended                    Year Ended
                                                         April 30, 1998                  October 31, 1997
                                                -------------------------------- --------------------------------
                                                     Shares          Amount           Shares          Amount
                                                --------------- ---------------- --------------- ----------------
Class A
Shares sold ...................................     3,144,142    $  33,056,248       1,195,960    $  14,003,449
Shares redeemed ...............................    (2,915,363)     (30,666,021)     (1,061,687)     (12,445,598)
Shares issued on reinvestment of distributions         67,503          685,158           9,990          105,895
----------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..................................       296,282        3,075,385         144,263        1,663,746
----------------------------------------------- -------------   --------------   -------------   --------------
Class B
Shares sold ...................................       425,637        4,484,917         883,172       10,152,518
Shares redeemed ...............................      (499,899)      (5,192,998)       (237,081)      (2,706,025)
Shares issued on reinvestment of distributions        135,889        1,373,835          10,629          112,666
----------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..................................        61,627          665,754         656,720        7,559,159
----------------------------------------------- -------------   --------------   -------------   --------------
Class C
Shares sold ...................................        18,899          200,412          28,287          332,705
Shares redeemed ...............................        (8,279)         (90,368)         (7,619)         (84,799)
Shares issued on reinvestment of distributions          2,765           28,152             103            1,096
----------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..................................        13,385          138,196          20,771          249,002
----------------------------------------------- -------------   --------------   -------------   --------------
Class Y
Shares sold ...................................     3,370,301       34,868,779      11,916,116      139,604,445
Shares redeemed ...............................    (2,762,321)     (28,724,442)     (2,865,928)     (32,815,912)
Shares issued on reinvestment of distributions        879,934        8,940,128          95,469        1,012,925
----------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..................................     1,487,914       15,084,465       9,145,657      107,801,458
----------------------------------------------- -------------   --------------   -------------   --------------
Net increase ..................................     1,859,208    $  18,963,800       9,967,411    $ 117,273,365
----------------------------------------------- -------------   --------------   -------------   --------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows for the six months ended April 30, 1998:

                                   Cost of       Proceeds
                                  Purchases     from Sales
                               -------------- --------------
  Emerging Markets ...........  $ 87,844,054   $ 71,884,826
  Global Leaders .............    57,567,451     13,665,899
  International Equity .......   142,585,526    115,348,055

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to brokers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset value of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may compensate the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six months ended April 30, 1998, amounts paid to EDI and/or its pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                Class A    Class B   Class C
                               --------- ---------- ---------
  Emerging Markets ...........  $ 5,162   $ 20,528   $ 4,961
  Global Leaders .............   76,396    731,550    13,637
  International Equity .......   12,308    106,892     2,508

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

7. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Pursuant to an agreement with Emerging Markets' and International Equity's investment advisor, Capital Management Group of First Union National Bank ("FUNB"), a subsidiary of First Union, is entitled to an annual fee based on each of Emerging Markets' and International Equity's average daily net assets, respectively, in accordance with the following schedules:

                        Advisory Fee     Average Daily Net Assets
                       --------------   --------------------------
  Emerging Markets           1.50%      on the first $100 million
                             1.45%       on the next $100 million
                             1.40%       on the next $100 million
                             1.35%      in excess of $300 million

                            Advisory Fee     Average Daily Net Assets
                           --------------   --------------------------
  International Equity           0.82%       on the first $20 million
                                 0.79%       on the next $30 million
                                 0.76%       on the next $50 million
                                 0.73%      in excess of $100 million

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, serves as investment advisor to Global Leaders and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.95% of average daily net assets. Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets.

Through August 31, 1997, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") was the sub-advisor for Emerging Markets. Effective September 1, 1997, Keystone became Emerging Markets' sub-advisor.

Warburg, Pincus Counsellors, Inc. ("Warburg") is International Equity's sub-advisor.

Under the terms of Emerging Markets' and International Equity's sub-advisory agreements, Keystone and Warburg are responsible for the investment decisions for their respective Funds and are paid by FUNB at no additional expense to the Funds.

For Emerging Markets and International Equity, FUNB voluntarily waived $145,745 and $15,783, respectively, of its advisory fee for the six month ended April 30, 1998.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser for Global Leaders and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the six months ended April 30, 1998, Global Leaders incurred brokerage commissions of $119,963 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

Evergreen Investment Services, Inc. ("EIS") is the administrator and BISYS Fund Services is the sub-administrator to the Funds. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee, for Emerging Markets, Global Leaders and International Equity is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of each Fund.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED INDEPENDENT TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1998, the value of the Trustees deferral accounts were $2,065, $12,228 and $8,698 for Emerging Markets, Global Leaders and International Equity, respectively.

10. FINANCING AGREEMENT

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of banks (the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended April 30, 1998, the Funds had no significant borrowings under these agreements.

ADDITIONAL INFORMATION (Unaudited) Special Meeting of Shareholders

On December 15, 1997, a special meeting of shareholders for Emerging Markets, Global Leaders and International Equity was held to consider a number of proposals and had the following shares represented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:

                                                                       Emerging       Global      International
                                                                       Markets        Leaders        Equity
                                                                    ------------- -------------- --------------
      Record date shares outstanding ..............................   6,900,746     15,342,178     23,821,818
      Shares represented at meeting ...............................   6,357,987      8,537,414     21,268,152
      Percentage of record date shares represented at meeting .....        92.1%          55.6%          89.3%

The votes recorded at the meeting, by proposal, were as follows:

                                         Emerging     Global    International
                                         Markets     Leaders       Equity
                                       ----------- ----------- --------------
      Proposal 1 -- The proposed reorganization of each Fund as a series of the Evergreen International Trust,
      a Delaware business trust:
      Shares voted "For" .............  6,341,285   7,952,210    21,169,177
      Shares voted "Against" .........      4,610      94,420        33,450
      Shares voted "Abstain" .........     12,092     490,784        65,525
      Proposal 2 -- Reclassification as non-fundamental of the investment objective currently classified as fundamental:
      Shares voted "For" .............  6,336,966   7,891,923    21,154,015
      Shares voted "Against" .........      8,646     135,178        44,245
      Shares voted "Abstain" .........     12,375     510,313        69,892
      Proposal 3 -- Changes to Fundamental investment restrictions:
      Proposal 3A -- To amend the Fundamental restriction concerning diversification of investments:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted Abstain ...........     13,337     512,040        69,099
      Proposal 3B -- To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3C -- To amend the Fundamental restriction concerning the issuance of senior securities:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3D -- To amend the Fundamental restriction concerning borrowing:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3E -- To amend the Fundamental restriction concerning underwriting:
      Shares voted "For" .............  6,340,119   7,910,949    21,157,861
      Shares voted "Against" .........      4,531     114,425        41,192
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3F -- To amend the Fundamental restriction concerning investments in Real Estate:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3G -- To amend the Fundamental restriction concerning commodities:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099

                                         Emerging     Global    International
                                         Markets     Leaders       Equity
                                       ----------- ----------- --------------
      Proposal 3H -- To amend the Fundamental restriction concerning lending:
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3I -- To amend the Fundamental restriction concerning investment in Federally Tax Exempt Securities:
      Shares voted "For" .............         --          --    21,158,450
      Shares voted "Against" .........         --          --        40,603
      Shares voted "Abstain" .........         --          --        69,099
      Proposal 3J9 -- Reclassification as nonfundamental of current fundamental restriction: Unseasoned Issuers
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3J10 -- Reclassification as nonfundamental of current fundamental restriction: Control or Management
      Shares voted "For" .............  6,340,119   7,910,949    21,158,450
      Shares voted "Against" .........      4,531     114,425        40,603
      Shares voted "Abstain" .........     13,337     512,040        69,099
      Proposal 3J11 -- Reclassification as nonfundamental of current fundamental restriction: Short Sales
      Shares voted "For" .............  6,340,119          --    21,158,450
      Shares voted "Against" .........      4,531          --        40,603
      Shares voted "Abstain" .........     13,337          --        69,099
      Proposal 3J12 -- Reclassification as nonfundamental of current fundamental restriction: Margin Purchases
      Shares voted "For" .............  6,340,119          --    21,158,450
      Shares voted "Against" .........      4,531          --        40,603
      Shares voted "Abstain" .........     13,337          --        69,099

                                Evergreen Funds
MONEY MARKET
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

TAX EXEMPT
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachuesetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond fund
Virginia Municipal Bond Fund

INCOME
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

BALANCED
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

GROWTH & INCOME
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

DOMESTIC GROWTH
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

GLOBAL INTERNATIONAL
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Natural Resoures Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

EXPRESS LINE
800-346-3858

INVESTOR SERVICES
800-343-2898

RETIREMENT PLAN SERVICES
800-247-4075

www.evergreenfunds.com

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